As Filed with the Securities and Exchange
                         Commission on October 16, 1995


                     1933 Act Registration No. 33-6405


                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933


                      [X] Pre-Effective [ ] Post-Effective
                           Amendment No.1 Amendment No.


                           ACACIA CAPITAL CORPORATION
                       CRI Capital Accumulation Portfolio
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (301) 951-4800

                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814
                   -------------------------------------------
                    (Address of Principal Executive Offices)

                           William M. Tartikoff, Esq.
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814
                     (Name and Address of Agent for Service)

Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933, as amended (the "1933 Act") pursuant to Section 24(f) under the Investment Company Act of 1940, as amended (the "1940 Act") (File No. 2-80154); accordingly, no fee is payable herewith. Registrant is filing as an exhibit to this Registration Statement a copy of an earlier declaration under Rule 24f-2 under the 1940 Act. Pursuant to Rule 429 under the 1933 Act, this Registration Statement relates to the aforementioned registration on Form N-1A. A Rule 24f-2 Notice for the Registrant's most recent fiscal year ended December 31, 1994 was filed with the Commission on February 28, 1995.

The Regristrant is requesting acceleration of the effective date of this Registration Statement to December 22, 1995 or as soon thereafter as noticeable.

            ACACIA CAPITAL CORPORATION


               CROSS REFERENCE SHEET

 Pursuant to Rule 481(a) under the Securities Act of 1933

                                 Location in Prospectus/Proxy
Item of Part A of Form N-14              Statement


1.  Beginning of Registration   Cross Reference Sheet;
    Statement and Outside Front Cover Page
    Cover Page of Prospectus

2.  Beginning and Outside Back   Table of Contents
    Cover Page of Prospectus

3.  Fee Table, Synopsis and      Cover Page; Summary;
    Risk Factors                 Risks

4.  Information About the        Summary; Reasons for the
    Transaction                  Reorganization;
                                 Description of the Merger;
                                 Information about the
                                 Reorganization; Distribution
                                 of Shares; Federal Income
                                 Tax Consequences;
                                 Comparative Information
                                 on Shareholders' Rights




5.  Information about             Comparison of Cover
     the Registrant               Page; Summary;
                                  Investment Objectives
                                  and Policies Financial
                                  Highlights; Distribution
                                  of Shares; Federal Income
                                  Tax Consequences;
                                  Comparative Information
                                  on Shareholders' Rights;
                                  Additional Information

6.  Information about             Cover Page; Summary;
    the Portfolio                 Comparison of
    Being Acquired                Investment Objective
                                  and Policies;
                                  Distribution of Shares;
                                  Federal Income Tax
                                  Consequences; Comparative
                                  Information on Shareholders'
                                  Rights; Additional
                                  Information

7.  Voting Information             Cover Page; Summary;
                                   Information about the
                                   Reorganization; Voting
                                   Information Concerning
                                   the Meeting

8.  Interest of Certain            Financial Statements
    Persons and Experts             and Experts; Legal
                                   Matters

9.  Additional Information         Inapplicable
    Required for Reoffering
    by Persons Deemed
    to be Underwriters

Item of Part B of Form N-14         Location in Statement
                                    of Additional Information

10.  Cover Page                      Cover Page

11.  Table of Contents               Omitted

12.  Additional Information          Statement of Additional
     About the Registrant            Information
                                     of Acacia Capital
                                     Corporation

13.  Additional Information          Statement of
     about the Company               Additional
     Being Acquired                  Information of
                                     Acacia Capital
                                     Corporation

14.  Financial Statements            Incorporated by
                                     reference; Pro Forma
                                     Financial Statements

Item of Part C of Form N-14          Location in Part C

15.  Indemnification                 Incorporated by
                                     Reference to Part A
                                     Caption -
                                     "Comparative
                                     Information on
                                     Shareholders'
                                     Rights -
                                     Indemnification
                                     of Directors"

16.  Exhibits                        Item 16. Exhibits

17.  Undertakings                    Item 17.Undertakings

                           ACACIA CAPITAL CORPORATION
                         --CALVERT RESPONSIBLY INVESTED
                                EQUITY PORTFOLIO
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814


                                                        December 30, 1995


To Persons Invested in the Calvert
  Responsibly Invested Equity Portfolio:

The Prospectus/Proxy Statement accompanying this letter contains information concerning a proposed amendment to the Acacia Capital Corporation (the
"Company") Articles of Incorporation that would, in effect, merge the Calvert Responsibly Invested ("CRI") Equity Portfolio into the Company's CRI Capital Accumulation Portfolio (the "Capital Accumulation Portfolio"). The Equity Portfolio has grown little since its inception and as of August 31, 1995 had only approximately $2.8 million in assets. It is difficult to manage such a small fund on a competitive and cost-effective basis. The Company's Directors have determined it to be in the best interests of persons invested in the Equity Portfolio to approve an amendment to the Company's Articles of Incorporation to, in effect, combine the Equity Portfolio into the Company's existing Capital Accumulation Portfolio by a reclassification of Equity Portfolio shares. The Directors of the Company believe that persons invested in the Equity Portfolio will receive the benefits of economies of scale and a better "track" record of performance and possible increased distribution possibilities.


The proposal contained in the accompanying Prospectus/Proxy Statement provides for a combination of the Equity Portfolio with the Capital Accumulation Portfolio. Your Portfolio and the Capital Accumulation Portfolio have relatively similar investment objectives and policies. Under the proposed Agreement and Plan of Reclassification (the "Plan"), the Company would amend its Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Equity Portfolio into the class of the Company's common stock currently designated as CRI Capital Accumulation Portfolio. In effect, shareholders of the Equity Portfolio would exchange their shares for Capital Accumulation Portfolio and the Equity Portfolio would be eliminated (the "Proposed Merger"). Shareholders of the Equity Portfolio will receive that number of shares of the Capital Accumulation Portfolio equal in value to their equity Portfolio shares immediately prior to the closing of the Proposed Meager. As of August 31, 1995, the Equity Portfolio had net assets of approximately $2.8 million and the Capital Accumulation Portfolio had approximately $7.6 million of net assets. If the Proposed Merger had taken place as of August 31, 1995, the Capital Accumulation Portfolio's net assets would have been approximately $10.4 million. I believe that the combination will achieve the goal of efficient investment management.



The proposed transaction will not result in any federal income tax liability for you or for the Equity Portfolio and will not change the benefits described in your annuity contract such as variable annuity options, rights of termination or death benefits prior to the commencement date.


The Directors of the Company have called a special meeting of shareholders of the Equity Portfolio to be held on February 16, 1996 to consider the proposed transaction. I STRONGLY INVITE YOUR PARTICIPATION BY ASKING YOU TO REVIEW, COMPLETE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM AS SOON AS POSSIBLE.


Detailed information about the proposed transaction is described in the enclosed Prospectus/Proxy Statement. I thank you for your participation as an investor in the Equity Portfolio and urge you to please exercise your right to vote by
completing,   dating  and  signing  the  enclosed  voting  instruction  form.
A self-addressed, postage-paid envelope has been enclosed for your convenience.






A copy of the Company's CRI Prospectus with information on both the Equity Portfolio and the Capital Accumulation Portfolio was previously sent to you. If you would like another copy, have any questions regarding the proposed transaction or would like additional information, please telephone 1-800-866-6007.


IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED AS SOON AS POSSIBLE.
                                       Sincerely,



                                       Clifton S. Sorrell, President
                                       ACACIA CAPITAL CORPORATION

                           ACACIA CAPITAL CORPORATION
                         --CALVERT RESPONSIBLY INVESTED
                                EQUITY PORTFOLIO
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON February 16, 1996


     Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Calvert Responsibly Invested ("CRI") Equity Portfolio
(the "Equity Portfolio") of Acacia Capital Corporation (the "Company") will be held at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on February 16, 1996 at 10:00 a.m., Eastern Time, for the following purposes: 1. To consider and act upon an amendment to the Company's Articles of Incorporation to, in effect, combine the Equity Portfolio into the company's existing CRI Capital Accumulation Fund (the "Capital Accumulation Fund") by a reclassification of Equity Portfolio shares.
A vote in favor of the proposed amendment is a vote in favor of the elimination of the Equity Portfolio; and

     2. To transact any other business which may properly come before the Meeting or any adjournments thereof.


The Directors of the Company have fixed the close of business on December 18, 1995 as the record date for the determination of shareholders of the Equity Portfolio entitled to notice of and to vote at the Meeting and any adjournment thereof.


IT IS IMPORTANT THAT VOTING INSTRUCTIONS BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED WITHOUT DELAY TO SIGN AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE, SO THAT THEIR SHARES MAY BE REPRESENTED AND VOTED AT THE MEETING. YOUR PROMPT ATTENTION TO THE ENCLOSED VOTING INSTRUCTION FORM WILL HELP TO AVOID THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors


William M. Tartikoff, Esq.
Secretary


December 30, 1995


INSTRUCTIONS FOR EXECUTING VOTING INSTRUCTION FORM



     The following general rules for signing voting instruction forms may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your voting instruction form properly.

     1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the voting instruction form.

     2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration on the voting instruction form.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the voting instruction form should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION                VALID SIGNATURE

CORPORATE
ACCOUNTS
(1) ABC Corp.                ABC Corp.
(2) ABC Corp.                John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer      John Doe, Treasurer
(4) ABC Corp. Profit
  Sharing Plan               John Doe, Trustee
TRUST ACCOUNTS
(1) ABC Trust                Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee     Jane B. Doe
u/t/d 12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust.     John B. Smith
f/b/o John B. Smith, Jr. UGMA
(2) John B. Smith, Jr.       John B. Smith, Jr., Executor

               PROSPECTUS/PROXY STATEMENT DATED December 30, 1995


                        THE CALVERT RESPONSIBLY INVESTED
                           EQUITY PORTFOLIO OF ACACIA
                               CAPITAL CORPORATION
                             4550 MONTGOMERY AVENUE
                                   SUITE 1000N
                            BETHESDA, MARYLAND 20814

     This Prospectus/Proxy Statement is being furnished to shareholders of the Calvert Responsibly Invested ("CRI") Equity Portfolio (the "Equity Portfolio") of Acacia Capital Corporation (the "Company"), in connection with a proposed amendment to the Company's Articles of Incorporation that would, in effect, combine the Equity Portfolio into the Company's existing CRI Capital Accumulation Portfolio (the "Capital Accumulation Portfolio") (the "Proposed Merger"). The Proposed Merger would be accomplished by a reclassification of shares and tax-free transfer of all assets and liabilities of the Equity Portfolio in exchange for shares of the Capital Accumulation Portfolio. As a result of the Proposed Merger, shareholders of the Equity Portfolio would exchange their shares and become shareholders of the Capital Accumulation Portfolio and the Equity Portfolio would be eliminated. Each Portfolio will pay its respective expenses attributable to the Proposed Merger.

     The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of 7 portfolios, each with a different investment objective. The Capital Accumulation Portfolio seeks to provide long-term capital appreciation by investing primarily in a non-diversified portfolio of the equity securities of small-to mid-sized companies that are undervalued but demonstrate a potential for growth. The Portfolio relies on its proprietary research to identify stocks that may have been overlooked by analysts, investors and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate.

     This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Capital Accumulation Portfolio that shareholders of the Equity Portfolio should know before voting on the Proposed Merger. Certain relevant documents listed below, which have been filed with the Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated May 1, 1995, relating to this Prospectus/Proxy Statement and the Proposed Merger, incorporating by reference the financial statements of the Capital Accumulation Portfolio and the Equity Portfolio (each a "Portfolio" and together, the "Portfolios"), dated December 31, 1994 has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus/Proxy Statement. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 or by calling toll-free 1-800-368-2748.

     The Prospectus of the CRI portfolios of the Company, including the Portfolios, dated May 1, 1995, the Company's Annual Report for such CRI portfolios for the fiscal year ended December 31, 1994 and the Company's CRI Capital Accumulation Portfolio's unaudited balance sheet dated June 30, 1995 and unaudited income statement for the six months ended June 30, 1995 are incorporated herein by reference in their entirety, insofar as they relate to the Capital Accumulation Portfolio and the Equity Portfolio only, and not to any other portfolios described therein.




     Included as Exhibit A to this Prospectus/Proxy Statement is a copy of the Plan of Reclassification (the "Plan") and included as Exhibit B to this Prospectus/Proxy Statement is the form of amendment to the Company's Articles of Incorporation to be filed with the State of Maryland if shareholders of the Equity Portfolio approve the Plan.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF OR ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED OR OTHERWISE PROTECTED BY THE FEDERAL DEPOSIT INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS. WHEN INVESTORS SELL SHARES OF THE FUND, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY PAID.

                TABLE OF CONTENTS


VOTING INFORMATION..............................

SUMMARY.........................................
      THE COMPANY.............................
      PROPOSED MERGER
      TAX CONSEQUENCES..........................
      INVESTMENT OBJECTIVES AND POLICIES OF THE
           CAPITAL ACCUMULATION PORTFOLIO AND
           THE EQUITY PORTFOLIO...............
      MANAGEMENT OF THE FUNDS.................
      INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATOR
      PORTFOLIO MANAGEMENT........
      DISTRIBUTION OF SHARES......
      PURCHASE AND REDEMPTION PROCEDURES.........
      DIVIDENDS AND DISTRIBUTIONS............

FINANCIAL HIGHLIGHTS.........................

PRINCIPAL RISKS......................

INFORMATION ABOUT THE PROPOSED MERGER.........
      DESCRIPTION OF THE MERGER...............
      REASONS FOR THE PROPOSED MERGER.........
          PRO-FORMA CAPITALIZATION...............


COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES......................

PERFORMANCE INFORMATION



COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS.......
      FORM OF ORGANIZATION.......................
      CAPITALIZATION.......................
SHAREHOLDER MEETINGS AND VOTING RIGHTS.....
      LIQUIDATION OR DISSOLUTION............
          RIGHTS OF INSPECTION..................

ADDITIONAL INFORMATION......................

FINANCIAL STATEMENTS AND EXPERTS.............

LEGAL MATTERS................................

OTHER BUSINESS................................

                               VOTING INFORMATION


     This Prospectus/Proxy Statement solicits the accompanying voting instructions ("Proxy") on behalf of the Board of Directors of the Company for use at the Special Meeting of Shareholders of the Equity Portfolio to be held February 16, 1996 at 10:00 a.m., Eastern Time, and any adjournments thereof (the "Meeting"). The
Equity Portfolio will bear all expenses in connection with the solicitation of Proxies. Employees of Calvert Asset Management Company, Inc. ("CAMCO"), the Portfolio's investment adviser, and Providian Life and Health Insurance Company ("Providian"), will solicit Proxies. The solicitation will be by mail and may also be by telephone, telegram or personal interview.


Outstanding Shares and Voting Requirements


     The Board of Directors of the Company has fixed the close of business on December 18, 1995 as the record date (the "Record
Date") for determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. All outstanding shares of the Equity Portfolio are owned of record by Providian Separate Account V, which is registered with the Securities and Exchange Commission (the "SEC"), (the "Separate Account") to fund variable annuity contracts (the "contracts") issued by Providian.



     Approval of the Proposed Merger requires the affirmative vote of the holders of at least a majority (as defined in the 1940 Act) of the interest in the Equity Portfolio shares entitled to vote.



     Providian holds through its Separate Account, all of the Equity Portfolio shares entitled to vote. Providian will attend the Meeting and vote the Equity Portfolio shares held by its Separate Account in accordance with instructions received from contract owners having values allocated to the Equity Portfolio, as provided in the contracts. Providian will vote Equity
Portfolio shares for which no instructions are received in the same proportion as to which instructions are received with respect to the Separate Account.


     Each contract participant (other than participants under contracts issued in connection with non-qualified and unfunded deferred compensation plans or contracts issued in connection with a deferred compensation plan) has the right to give instructions as to how shares of the Equity Portfolio attributable to the participant's account should be voted, notwithstanding that the contract owner may be the participant's employer. Contract owners will instruct the Separate Accounts in accordance with such instructions. Fractional shares also will be voted in accordance with instructions received. A contract owner or participant who has given voting instructions may revoke such voting instructions only through the Separate Account prior to the Meeting date. There are no appraisal rights.

     The number of Equity Portfolio shares deemed attributable to a participant's account prior to the annuity date and during the lifetime of the annuitant will be determined on the basis of the value of accumulation units credited to the participant's account as of the Record Date. On or after the annuity date or after the death of the participant, the number of Equity Portfolio shares deemed attributable to the participant's account will be based on the liability for future variable annuity payments to the payee under the contract as of the Record Date. Such liability for future payments will be calculated on the basis of the mortality assumptions and the assumed investment rate used in determining the number of annuity units credited to the participant's account and the applicable annuity unit value on the Record Date.


     As of the close of business on the Record Date, there were outstanding 234,843.126 shares of common stock of the Equity Portfolio. Each share is entitled to one vote. To the Company's knowledge no person owns annuity contracts or interests therein entitling that person to give voting instructions regarding five percent or more of the total outstanding shares of the Equity Portfolio.


     Directors and officers of the Company as a group own annuity contracts or interests therein entitling them to give voting instructions regarding less than one percent of the total outstanding shares of the Equity Portfolio.


     The cost of this proxy solicitation, including the printing and mailing of the proxy materials, will be borne by the Equity
Portfolio. A proxy may be revoked at anythime before or during the meeting by oral or written notice to William M. Tartikoff, Esq., Secretary of the Company, 4550 Montgomery Ave., Suite 1000N, Bethesda, MD 20814.
This Prospectus/Proxy Statement was first mailed to contract owners on or about December 30, 1995. If you have any questions about the proposed merger, please call 1-800-866-6007.

                                  SUMMARY



THE COMPANY

     The Equity Portfolio and the Capital Accumulation Portfolio are each a series of the Company, an open-end management investment company organized as a Maryland corporation on December 22, 1982. The Company currently consists of seven separate investment portfolios, each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. By investing in a portfolio, an investor becomes entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that portfolio. Each portfolio is governed by the Company's Articles of Incorporation, its Bylaws and applicable Maryland law.

THE PROPOSED MERGER

     The Board of Directors of the Company has approved a Plan of Reclassification (the "Plan") providing for the Company to amend its Articles of Incorporation, subject to the approval of the shareholders of the Equity Portfolio, to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as CRI Equity Portfolio into the class of the Company's common stock currently designated as CRI Capital Accumulation Portfolio. In effect, shareholders of the Equity Portfolio would exchange their shares for shares of the Capital Accumulation Portfolio and the Equity Portfolio would be eliminated.


     The Plan contemplates a Proposed Merger in which shares of the Equity Portfolio will be reclassified and the Equity Portfolio will transfer all of its assets and liabilities to the Capital Accumulation Portfolio in exchange for shares of the Capital Accumulation
Portfolio. The number of shares of the Capital Accumulation Portfolio to be issued to the Equity Portfolio will be determined on the basis of the relative net asset values of the Equity Portfolio and the Capital Accumulation Portfolio calculated as of the close of business on the business day immediately preceding the effective date of the Proposed Merger, currently scheduled for February 26, 1996. The Equity Portfolio will then distribute the Capital Accumulation Portfolio shares it receives to Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro-rata basis.


     The Directors of the Company, including the Directors who are not "interested persons," as such term is defined in the 1940 Act (the "Independent Directors"), have concluded that the Proposed Merger would be in the best interests of shareholders of the Equity Portfolio and that the interests of the shareholders of the Equity Portfolio and the Capital Accumulation Portfolio will not be economically diluted as a result of the transactions contemplated by the Reorganization. Accordingly, the Directors have submitted the Plan for the approval of the Equity Portfolio's shareholders. THE DIRECTORS OF THE COMPANY RECOMMEND APPROVAL BY SHAREHOLDERS OF THE EQUITY PORTFOLIO OF THE PLAN EFFECTING THE PROPOSED MERGER.

     If the shareholders of the Equity Portfolio do not vote to approve the Proposed Merger, the Directors of the Company will consider other possible courses of action in the best interests of shareholders.

TAX CONSEQUENCES


     The completion of the Proposed Merger is contingent upon the receipt by the Company of an opinion of outside tax counsel to the effect that the Proposed Merger will qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, the Proposed Merger will not result in the recognition, for federal income tax purposes, of any gain or loss to the Equity Portfolio or its shareholders, the aggregate tax basis of the shares of the Capital Accumulation Portfolio received by shareholders of the Equity Portfolio will be the same as the tax basis of those shareholders' Equity Portfolio shares and the aggregate tax basis of the assets of the Equity Portfolio in the hands of the Capital Accumulation Portfolio will be the same as the tax basis of such assets in the hands of the Equity Portfolio prior to the Proposed Merger. In addition, the Proposed Merger will not result in the recognition of any gain or loss to contract owners.


INVESTMENT OBJECTIVES AND POLICIES OF THE CAPITAL ACCUMULATION
PORTFOLIO AND THE EQUITY PORTFOLIO

     The Capital Accumulation Portfolio. The Capital Accumulation Portfolio seeks to provide long-term capital appreciation by investing primarily in a nondiversified portfolio of the equity securities of small- to mid-sized companies that are undervalued but demonstrate a potential for growth. The Portfolio relies on its proprietary research to identify stocks that may have been overlooked by analysts, investors, and the media, and which generally have a market value between $100 million and $5 billion, but which may be larger or smaller as deemed appropriate. Investments may also include, but are not limited to, preferred stocks, foreign securities, convertible securities, bonds, notes and other debt securities. The Portfolio may use certain futures and options, invest in repurchase agreements, and lend its portfolio securities. The Portfolio takes reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Portfolio will be successful in meeting its objective since there is risk involved in the ownership of all equity securities. The Portfolio's investment objective is not fundamental and may be changed without shareholder approval. The Portfolio will notify shareholders at least thirty days in advance of a change in the investment objective of the Portfolio so that shareholders may determine whether the Portfolio's goals continue to meet their own.

     The Equity Portfolio. The Equity Portfolio seeks growth of capital through investment in the equity securities of issuers within industries perceived to offer opportunities for potential capital appreciation and which satisfy the Portfolio's investment and social criteria. The Portfolio is neither speculative nor conservative in its investment policies and takes reasonable risks in seeking to achieve its investment objective of growth of capital. The Portfolio normally invests at least 80% of the value of its net assets in equity securities. Such securities include common stocks, convertible securities and preferred stocks. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade debt securities. For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Equity Portfolio may invest up to 20% of the value of its assets in money market instruments, including: obligations of the U.S. Government, its agencies and instrumentalities; certificates of deposit of banks having total assets of at least $1 billion; and commercial paper or other corporate notes of investment grade quality. Such securities may be purchased subject to repurchase agreements with recognized securities dealers and banks. If the Equity Portfolio assumed a temporary defensive posture, there is no limitation on the percentage of its assets which may be invested in money market instruments. The Portfolio may invest in foreign securities, including emerging markets, to a limited extent. See "Comparison of Investment Objectives and Policies" below.

MANAGEMENT OF THE FUNDS

     The overall management of the Company and the Portfolios is the responsibility of, and is supervised by, the Board of Directors of the Company.

INVESTMENT ADVISERS, SUB-ADVISERS AND ADMINISTRATOR


     Calvert Asset Management Company, Inc. ("CAMCO"), 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, is the investment adviser to both Portfolios. CAMCO is a wholly-owned subsidiary of Calvert Group, Ltd., of the same address, which is in turn an indirect wholly-owned subsidiary of Acacia Mutual Life Insurance Company, 51 Louisiana Avenue, N.W., Washington, D.C. 20001. As of August 31,
1995, CAMCO had assets under management and administration in excess of $4.8 billion. Pursuant to its investment advisory agreement with the Company, CAMCO manages the investment and reinvestment of the assets of each Portfolio and is responsible for the overall management of the business affairs of each Portfolio, subject to the direction and authority of the Company's Board of Directors. CAMCO also serves as investment adviser to seven other registered investment companies in the Calvert Group of Funds: First Variable Rate Fund for Government Income, Calvert Cash Reserves (doing business as Money Management
Plus), Calvert Social Investment Fund, Calvert Tax-Free Reserves, The Calvert Fund, Calvert Municipal Fund, Inc., and Calvert World Values Fund, Inc. CAMCO has retained certain investment subadvisers ("Subadvisers") for the Portfolios.


The Capital Accumulation Portfolio


     The Capital Accumulation Portfolio has a pool of six investment subadvisers ready to manage the Portfolio's assets. The Subadvisers along with their investment style and ownership characteristics, are listed below, the asterisks indicating those comprising the current portfolio management team who have managed the Portfolio since December 8, 1994:



Subadviser Investment Style    Ownership



*Apodaca-
Johnston    Small-Cap Growt    Hispanic American
*Brown
Capital     Mid-/Large-Cap     African  American
            Growth


*Fortalez
Asset
Management  Small-Cap Growth         Hispanic/Women



New
Amsterdam   Mid-Cap Value
            Growth             Women

Seneca,Inc. Large-Cap Value    Women

Sturdivant  Large-Cap Value    African  Americans




     CAMCO selects which Subadvisers will manage the Capital Accumulation Portfolio's assets at any given time and the allocation of assets among the managers. CAMCO retains a consultant, Progress Investment Management Company ("Progress"), to aid it in making these determinations. Progress is a California state-certified minority business enterprise, registered as an investment adviser with the SEC, that evaluates and monitors emerging minority/women-owned investment management firms. Each firm has selected a performance index against which the performance fee adjustment, if any, will be calculated, as explained below.


     Apodaca-Johnston Capital Management, Inc. Apodaca-Johnston Capital Management, Inc., 580 California Street, Suite 200, San Francisco, California 94104, is a small-cap growth manager that seeks to discover compelling investment ideas by focusing on those entrepreneurial companies that identify and capitalize on positive trends. It looks for companies that are experiencing a powerful acceleration in earnings, exhibit a strong, high quality balance sheet or decidedly improving financial statements and demonstrate strong price strength. Its performance index is the Russell 2000.


     Mr. Scott is President and Chief Investment Officer of
Apodaca-Johnston. In 1985 Mr. Johnston founded Sterling Financial Group, an independent SEC-registered investment advisory firm, which was merged into Apodaca-Johnston Capital Management.





     Brown Capital Management, Inc. Brown Capital Management, Inc., 809 Cathedral Street, Baltimore, Maryland 21201, uses a bottom-up approach that incorporates growth-adjusted price earnings. Stocks purchased are generally undervalued and have momentum, have EPS growth rates greater than the market, are more profitable than the market, and have relatively low price-earnings ratios. Its performance index is a blend: 60% Russell 1000 Growth and 40% Russell 2000.


     Mr. Eddie Brown is founder and President of Brown Capital Management. He has over 22 years of investment experience, having served as Vice President and Portfolio Manager for 10 years at T. Rowe Price
Associates immediately prior to starting his own firm.






     Fortaleza Asset Management, Inc., 200 West Adams, Suite 1900, Chicago, Illinois 60606, is a small-cap growth manager that bases its investment principles on: (1) a proprietary stock valuation system that incorporates technical and market sentiment indicators to determine optimal buy points; (2) an emphasis on the preservation of capital through the implementation of a strict selling discipline to lock in capital gains and reduce losses; and (3) a discipline that does not force equity commitment in overvalued markets. The investment approach is based on a bottom-up stock selection process (selecting the individual companies first, rather than the industry sector). Its performance index is the Russell 2000.



     Ms. Margarita Perez is the founder, President and Portfolio Manager of Fortaleza, and has over 13 years of investment experience. Prior to forming Fortaleza, Ms. Perez was Vice president and Portfolio Manager for Monetta Financial Services, Inc., where she was directly involved in the management of equity accounts totalling in excess of $100 million.







    New Amsterdam Partners, L.P. is a mid-cap value investment manager located at 475 Park Avenue , New York, New York 10016. New Amsterdam Partners is a quantitative investment firm, evaluating investment opportunities by comparing expected investment returns. The firm believes that the disciplined use of their valuation techniques, in conjunction with fundamental analysis of companies, is the key to understanding and maximizing investment returns.


     Michelle Clayman, General Partner of New Amsterdam, was a founding partner of the company, which was started in 1986. Prior to co-founding New Amsterdam, Ms. Clayman was a Vice President of Salomon Brothers in charge of STOCKFACTS, an on-line computer system that combines analytical tools for equity analysis and databases and was designed and developed by Ms. Clayman.




     Seneca, Inc., 100 Campus Drive, Second Floor West, Flovham Park,
Basking Ridge, New Jersey 07932, is a value-oriented, medium-to-large capitalization equity manager with a twelve-year performance record.
The firm is majority-owned by six women employees and a female director.
The company employs a traditional low price/earnings value approach enhanced by portfolio risk controls and selection of only those securities experiencing upward revisions in analysts' earnings estimates.


     Susan Saltus and Sandi Sweeney direct the investment effort, drawing on more than 28 years of investment experience. Ms. Saltus, CFA, is Chief Investment Officer and has 16 years' investment experience. Ms. Sweeney is a Portfolio Manager and has 12 years investment experience.


     Sturdivant & Co., Inc. Sturdivant & Co., Inc., 223 Gibbsboro Road, Clementon, New Jersey 08021, seeks to identify undervalued companies or companies undergoing significant changes that will enhance shareholder value. The company utilizes a conservative, disciplined and consistently-applied decision making process designed to achieve lower risk than the market.


     Ralph Sturdivant is Chairman and CEO who, prior to founding the firm, was a Vice President at Prudential-Bache Securities and an Account Executive with Merrill Lynch.

     Albert Sturdivant is President and CIO, and was a principal and manager of the capital markets division of Grigsby, Brandford &
Company prior to co-founding Sturdivant & Co.

The Equity Portfolio


     The Subadviser to the Equity Portfolio is Loomis, Sayles and
Company ("Loomis Sayles") 2001 Pennsylvania Avenue, N.W., Washington,
D.c. 20006, which replaced United States Trust Company as of February 1, 1994 upon shareholder approval. The individual portfolio manager responsible for the Equity Portfolio is Philip J. Schettewi, Managing Partner, Vice President, and Chief Portfolio Strategist of Loomis, Sayles. Mr. Schettewi is a Chartered Financial Analyst and has 12 years' experience in the investment business.



     For its services, CAMCO, as the Portfolios' investment adviser, is entitled to receive a fee based on a percentage of the average daily net assets of each of the Portfolios. CAMCO is currently entitled to receive a base fee of 0.70% of average daily net assets of the Equity Portfolio and 0.80% of the average daily net assets of the Capital Accumulation Portfolio.



    CAMCO will pay the Subadvisers of the Portfolios a base fee of 0.25% of average net assets. In addition, under the circumstances described below, for each Portfolio, the investment advisers to the Capital Accumulation Portfolios and the investment subadvisers to the Portfolios may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Portfolios exceeds or trails the index against which they are measured. In the case of the Equity Portfolio, payment consistent with the performance fee adjustment began June 1, 1995. In the case of the Capital Accumulation Portfolio, the performance fee adjustment will begin on January 1, 1997. The specific adjustments are as follows:


The Equity Portfolio Subadviser's Performance Fee Adjustment


Performance
versus the              Performance
S&P 500 Stock               Fee
Composite Index         Adjustment

6% to less
  than 12%                  0.07%
12% to less
  than 18%                  0.14%
18% or more                 0.20%


The performance fee adjustment for the Equity Portfolio is collected from or disbursed by the Portfolio directly to the investment adviser, which acts as a conduit to the investment subadviser, but which does not retain any of in the performance fee adjustment.



The Capital Accumulation Portfolio: CAMCO's Performance Fee Adjustment


Performance
versus the              Performance
S&P 400 Mid-               Fee
Cap Index               Adjustment

10% to less
  than 25%                 0.01%
25% to less
  than 40%                 0.03%
40% or more                0.05%


CAMCO's performance fee adjustment will be paid directly from the Portfolio to CAMCO.


The Capital Accumulation Portfolio: Each Subadviser's Performance Fee Adjustment

Performance             Performance
versus the                 Fee
the Index               Adjustment

 10% to less
   than 25%                0.02%
 25% to less
   than 40%                0.05%
 40% or more               0.10%


     Payment of an upward performance fee adjustment to a Subadviser will be paid from the Capital Accumulation Portfolio to CAMCO and not out of CAMCO's own fee, and CAMCO will pass on the appropriate amount to the particular Subadviser; fees adjusted downward from the base fee as a result of under performance will be retained by the Portfolio. Payment of an upward performance adjustment will be conditioned on: (1) the performance of the Portfolio as a whole having exceeded the S&P 400 Mid-Cap Index;
and (2) payment of the performance adjustment not causing the Portfolio's performance to fall below the S&P 400 Mid-Cap Index.


     Calvert Administrative Services Company ("CASC"), an affiliate of CAM, has been retained by the Capital Accumulation Portfolio to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of net asset value per share and dividends, and the maintenance of portfolio and general accounting records. For providing such services, CASC is entitled to receive a fee from the Portfolio of 0.10% of net assets per year.

PORTFOLIO MANAGEMENT


     See "Investment Adviser, Sub-Advisers and Administrator" above.


DISTRIBUTION OF SHARES


     With regard to the Portfolios, the Company's shares are sold to Providian for allocation to the Separate Account to fund the benefits under certain variable annuity and variable life insurance policies (the "Variable Accounts"). Shares of the Portfolios may also be sold to other insurance companies for the same purpose. In this Prospectus/Proxy Statement, Providian and the other applicable companies may be referred to as the "Insurance Companies," and the variable annuity and variable life insurance policies may be referred to as the "Policies."


     Shares of the Portfolios may only be sold to the Insurance
Companies for their Separate Accounts, and not to individual investors. As such, the "shareholders" referred to in this prospectus are the Insurance Companies. Nevertheless, as a policyholder you have an opportunity to choose among the various Portfolios in order to fund the benefits under any Policies you purchase, subject to any limitations described in the Insurance Companies' prospectuses.

     Shares are purchased by the Variable Accounts at the net asset value of a Portfolio next determined after the Insurance Company receives the premium payment. The Company continuously offers its shares in the Portfolios at a price equal to the net asset value per share. Initial and subsequent payments allocated to a Portfolio are subject to the limits applicable in the Policies issued by the Insurance Companies.


     It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts, or for Variable Accounts of different Insurance Companies, to invest simultaneously in a Portfolio, although currently neither the Insurance Companies nor the Company foresees any such disadvantages to either variable annuity or variable life insurance policyholders of any Insurance Company. The Company's Directors intend to monitor events in order to identify any material conflict between such policyholders and to determine what action, if any, should be taken in response to the problem.


PURCHASE AND REDEMPTION PROCEDURES

     Information concerning the purchase of shares is described above.

     The Insurance Companies redeem shares of the Portfolios to make benefit and surrender payments under the terms of their Policies. Redemptions are processed on any day on which the Company is open for business (each day the New York Stock Exchange is open), and are made at a Portfolio's net asset value next determined after the appropriate Insurance Company receives a surrender request in acceptable form.

     Payment for redeemed shares will be made promptly, and in no event later than seven days. However, the right of redemption may be suspended or the date of payment postponed in accordance with the Rules under the 1940 Act. The amount received on redemption of the shares of a Portfolio may be more or less than the amount paid for the shares, depending on the fluctuations in the market value of the assets owned by the Portfolio. The Company redeems all full and fractional shares of the Portfolios for cash.

     The net asset value of the shares of each Portfolio is determined once daily as of the close of business of the New York Stock Exchange, on days when the Exchange is open for business, or for any other day when there is a sufficient degree of trading in the investments of a Portfolio to affect materially its asset value per share (except on days when no orders to purchase or redeem shares of the Portfolio have been received). The net asset value is determined by adding the values of all securities and other assets of a Portfolio, subtracting liabilities and expenses, and dividing by the number of outstanding shares of the Portfolio.

     Except for money market instruments maturing in 60 days or less, securities held by the Portfolios are valued at their market value if market quotations are readily available. Otherwise, securities are valued at fair value as determined in good faith by the Board of Directors, although the actual calculations may be made by persons acting pursuant to the direction of the Board of Directors of the Company. All money market instruments with a remaining maturity of 60 days or less held by a Portfolio, are valued on an amortized cost basis.

DIVIDENDS AND DISTRIBUTIONS

         It is the Company's intention to distribute substantially all of the net investment income, if any, of the Portfolios. Net investment income consists of all payments of dividends or interest received by a Portfolio less estimated expenses, including the investment advisory fee. All net realized capital gains, if any, are declared and distributed periodically, at least annually. All dividends and distributions are reinvested in additional shares of the Portfolio at net asset value.

FINANCIAL HIGHLIGHTS


     The following tables provide information about the Capital Accumulation Portfolio's financial history. They express the information in terms of a single share outstanding throughout each period. The tables have been audited by those independent accountants whose reports are included in the Fund's Annual Report to Shareholders, for each of the respective periods presented. The tables should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the Statement of Additional Information.




CRI Capital Accumulation
 Portfolio                                    Six months
                                                ended
                                             June 30, 1995
                                             (Unaudited)        Year Ended
                                                                December 31,

                                                   1995            1994

                                                  $   16.97        $   18.95
Net asset value, beginning of period

Income from investment operations
     Net investment income                            (.05)              .10
     Net realized and unrealized gain
     (loss) on investments                             4.30            (1.98)
         Total from investment
          operations                                   4.25            (1.88)

Distributions to shareholders
     Dividends from net investment
       income                                            --             (.10)
                                                         --
     Distribution from capital gains                     --                --
         Total distributions                             --             (.10)

Total increase (decrease) in net                      4.25            (1.98)
   asset value
Net asset value, end of period                   $   21.22        $    16.97

Total return<F1>                                     25.04%           (9.92)%

Ratio of expenses to average net assets              98%(a)              .79%

Ratio of net income to average net                (.53%)(a)              .68%
   assets

Increase reflected in net income ratio
   due to expense reimbursement                           --               --

Portfolio turnover                                      65%               79%

Net assets, end of period                        $$6,808,661      %$5,688,821

Number of shares outstanding at end
  of period (in thousands)                                321              335

<F1>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized



CRI Capital Accumulation
 Portfolio



                                                        Year Ended December 31,

                                                          1993            1992

                                                      $   17.87     $ 15.82
Net asset value, beginning of period

Income from investment operations
     Net investment income                                  .08         .09
     Net realized and unrealized gain
     (loss) on investments                                 1.27        2.09
         Total from investment
          operations                                       1.35        2.18

Distributions to shareholders
     Dividends from net investment
       income                                              (.08)       (.09)
     Distribution from capital gains                       (.19)       (.04)
         Total distributions                               (.27)       (.13)

Total increase (decrease) in net                           1.08        2.05
   asset value
Net asset value, end of period                       $    18.95       17.87

Total return<F2>                                           7.56%      13.73%

Ratio of expenses to average net assets                     .80%        .39%

Ratio of net income to average net                          .66%       1.19%
   assets

Increase reflected in net income ratio
   due to expense reimbursement                               --         .87%

Portfolio turnover                                           26%          2%

Net assets, end of period                            $$4,986,223   $$870,066

Number of shares outstanding at end
  of period (in thousands)                                   263          49


<F2>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized


CRI Capital Accumulation
 Portfolio                                                From
                                                        inception
                                                        July 16,
                                                      1991 through
                                                      December 31,

                                                          1991

                                                         $ 15.00
Net asset value, beginning of period

Income from investment operations
     Net investment income                                   .26
     Net realized and unrealized gain
     (loss) on investments                                   .82
         Total from investment
          operations                                        1.08

Distributions to shareholders
     Dividends from net investment
       income                                               (.26)
     Distribution from capital gains                           --
         Total distributions                                (.26)

Total increase (decrease) in net                              .82
   asset value
Net asset value, end of period                              15.82

Total return<F3>                                            7.25%

Ratio of expenses to average net assets                        --

Ratio of net income to average net                          .84%(a)
   assets

Increase reflected in net income ratio
   due to expense reimbursement                            4.23%(a)

Portfolio turnover                                             5%

Net assets, end of period                                 $268,040

Number of shares outstanding at end                             17
  of period (in thousands)

<F3>Total return is for the Portfolio only and does not reflect sales charges and expenses deducted by the Insurance Companies.
(a) = Annualized



PRINCIPAL RISKS



     The Equity Portfolio and the Capital Accumulation Portfolio have distinct investment objectives that they pursue through their separate investment policies, as stated above. There can be no assurance that the objectives of either the Equity Portfolio or the Capital Accumulation Portfolio will be achieved. The differences in objectives and policies between the Equity Portfolio and the Capital Accumulation Portfolio can be expected to affect the return of each. As described below under "Comparison of Investment Objectives and Policies", the Capital Accumulation Portfolio may be viewed as more aggressive and concomitantly more volatile than the Equity Portfolio for five principal reasons.


     First, the Capital Accumulation Portfolio is "non-diversified" which means that, as opposed to the "diversified" Equity Portfolio, a higher percentage of its assets may be invested in a more limited number of issues, with the result that its shares are more susceptible to any single economic, political or regulatory event than the shares of the Equity Portfolio.



     Second, The Capital Accumulation Portfolio invests in small-cap issuers. The securities of small-cap issuers tend to be less actively traded than the securities of larger issuers, may trade in a more limited volume, and may change in value more abruptly than securities of larger companies. Information concerning these securities may not be readily available so that the companies may be less actively followed by stock analysts. Small-cap issuers do not usually participate in market rallies to the same extent as more widely-known securities, and they tend to have a relatively higher percentage of insider ownership. There is no limit on the percentage of assets that may be invested in small-cap issuers.



     Third, the Capital Accumulation Portfolio may borrow up to one-third of its total assets while the Equity Portfolio may only borrow up to 10% of its total assets. This allows the Capital Accumulation Portfolio to use potentially more leverage than the Equity Portfolio, although in any event, the Capital Accumulation Portfolio will only borrow from banks and then only for temporary or emergency purposes.

     Fourth, the Capital Accumulation Portfolio may invest up to 3% (while the Equity Portfolio may invest up to 1%) of its total assets in investments that offer a below market return but that further the Portfolio's social criteria.

     Finally, the Capital Accumulation Portfolio may invest up to 15% of its net assets in illiquid securities while the Equity Portfolio may invest up to 10% of its net assets in such securities.



                      INFORMATION ABOUT THE PROPOSED MERGER


DESCRIPTION ABOUT THE PROPOSED MERGER


     The Plan provides that after the Effective Time on the Closing Date the Equity Portfolio will transfer all of its assets and liabilities to the Capital Accumulation Portfolio if all of the conditions of the Plan are fulfilled and are not waived and the Closing Date is not extended. In exchange for the Equity Portfolio assets and liabilities, the Capital Accumulation Portfolio will issue to the Equity Portfolio a number of Capital Accumulation Portfolio shares having a value equal to the aggregate net assets of the Equity Portfolio acquired. The Closing Date is currently scheduled for February 26, 1996 and may be changed as determined by officers of the Company. As part of the Plan, the Company's shareholders are being asked to approve a proposed amendment to the Company's Articles of Incorporation to reclassify the issued and unissued shares of the class of the Company's common stock currently designated as the Equity Portfolio into the class of common stock currently designated as the Capital Accumulation Portfolio. Copies of the Plan and the proposed amendment to the Company's Articles of Incorporation are attached as Exhibits A and B, respectively, to this Prospectus/Proxy Statement.


     The number of shares of the Capital Accumulation Portfolio to be issued in the Proposed Merger will be determined on the basis of the relative net asset values of the Equity Portfolio and the Capital Accumulation Portfolio calculated as of the Valuation Date. The net asset value of each Portfolio will be determined by dividing the value of that Portfolio's portfolio securities, cash and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

     Capital Accumulation Portfolio shares will be distributed to Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro rata basis. The number of such full and fractional Capital Accumulation shares issued to each Equity Portfolio shareholder will be determined by multiplying the number of Equity Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Equity Portfolio and the denominator of which is the net asset value per share of the Capital Accumulation Portfolio. Thus, the Equity Portfolio shares of each Equity Portfolio shareholder will be exchanged for the number of full and fractional shares of the Capital Accumulation Portfolio which, when multiplied by the net asset value per share of the Capital Accumulation Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Equity Portfolio at the Effective Time on the Closing Date. The aggregate value of the Capital Accumulation Portfolio shares attributable to shareholders previously holding Equity Portfolio shares will be the same immediately after the Proposed Merger as the aggregate value of the Equity Portfolio shares attributable to such shareholders immediately before the Proposed Merger.

     The Proposed Merger as provided in the Plan is subject to approval of the shareholders of the Equity Portfolio. Approval requires the affirmative vote of at least a majority of the Equity Portfolio shares entitled to vote. The Plan is also conditioned on: (i) acceptance of the amendment to the Company's Articles of Incorporation by the Maryland Department of Assessments and Taxation and the amendment's having become effective; (ii) receipt of any necessary regulatory approvals from the SEC; (iii) receipt of an opinion of outside counsel that the Proposed Merger qualifies as a tax-free reorganization under the Code; and (iv) receipt of any necessary regulatory approvals by relevant state insurance authorities.

REASONS FOR THE PROPOSED MERGER

     The Directors of the Company have considered and approved the Proposed Merger, as recommended by CAM, including entry by the Company on behalf of each Portfolio into the Plan, as in the best interests of the shareholders.

     In making their recommendation to the Directors, the representatives of CAM reviewed with the Directors various factors about the Company and its Portfolios and the Proposed Merger. There are certain similarities between the Capital Accumulation Portfolio and the Equity Portfolio. Specifically, the Capital Accumulation Portfolio and the Equity Portfolio have certain similar investment objectives and policies, and relatively comparable risk profiles. See, "Comparison of Investment Objectives and Policies" below. In terms of total net assets the Equity Portfolio at August 31, 1995 had net assets of only approximately $2.8 million. The Capital Accumulation Portfolio's net assets at such date were approximately $7.6 million. The Equity Portfolio has not, since its inception in 1992 achieved asset levels on a continuing basis that would permit it to operate economically and generate a competitive return. Given the relative similarities between the Portfolios and the fact that the Portfolios are offered through common distribution channels and are both managed by CAM, CAM believes that the Equity Portfolio will not be able to achieve significant increases in asset levels in the foreseeable future.

     The Directors of the Company met on August 2, 1995 and considered the recommendation of CAM, and, in addition, considered among other things in general, (i) the terms and conditions of the Proposed Merger; (ii) whether the Proposed Merger would result in the economic dilution of shareholder interests; (iii) the comparative performance records of each of the Portfolios; compatibility of their investment objectives and policies; the investment experience, expertise and resources of CAM and the Subadvisers; and the personnel and financial resources of CAM and the Subadvisers; (iv) the fact that the Capital Accumulation Portfolio will assume certain identified liabilities of the Equity Portfolio; and (v) the expected federal income tax consequences of the Proposed Merger.

    The Directors also considered the benefits to be derived by shareholders of the Equity Portfolio from the transfer of its assets to the Capital Accumulation Portfolio. In this regard, the Directors considered the economies of scale that could be realized by the participation by shareholders of the Equity Portfolio in the combined portfolio.

     During their consideration of the Proposed Merger, the Directors met with members of the legal staff at CAM, as well as counsel to the Independent Directors, regarding the legal issues involved. The Directors also concluded at a meeting on August 2, 1995 that the Proposed Merger would be in the best interests of shareholders of the Capital Accumulation Portfolio and that the interests of the shareholders of the Capital Accumulation Portfolio will not be diluted as a result of the transactions contemplated by the Proposed Merger.

     THE DIRECTORS OF THE COMPANY RECOMMEND THAT THE SHAREHOLDERS OF THE EQUITY PORTFOLIO APPROVE THE PROPOSED MERGER.

PRO-FORMA CAPITALIZATION

     The following tables show the capitalization of the Capital Accumulation Portfolio and the Equity Portfolio as of August 31, 1995 individually and on a pro forma basis as of that date, giving effect to the proposed acquisition of assets and liabilities of the Equity Portfolio at the then net asset value:

                  CAPITALIZATION OF THE EQUITY PORTFOLIO
                  AND THE CAPITAL ACCUMULATION PORTFOLIO

                                         CAPITAL            PRO FORMA FOR
                           EQUITY      ACCUMULATION      CAPITAL ACCUMULATION
                          PORTFOLIO     PORTFOLIO             PORTFOLIO


Net Assets............     $2,754,925       $7,612,117    $10,367,042
Shares Outstanding....       154,804          328,606         447,532
Net Asset Value per
Share.................        $17.80           $23.16          $23.16



     The table above should be read in conjunction with the Funds' Annual Report for the fiscal year ended December 31, 1994 and the unaudited statement of assets and liabilities and statement of operations for June 30, 1995 and the periods then ended, and the unaudited proforma statement of assets and liabilities and statement of operations for December 31, 1994 and August 31, 1995, and the periods then ended, each of which is hereby incorporated herein by reference.



     On the Record Date, there were 234,843.126 and 368,096.669 shares of the Equity Portfolio and the Capital Accumulation Portfolio, respectively, outstanding.




COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES OF INVESTMENT OBJECTIVES


     The following discussion is based upon the descriptions of the respective investment objectives, policies and restrictions set forth in the Company's CRI Prospectus and Statement of Additional Information for the CRI portfolios. The Company's CRI Prospectus also offers additional portfolios managed by CAM. These additional portfolios are not involved in the Proposed Merger, their investment objectives, policies and restrictions are not discussed in this Prospectus/Proxy Statement and their shares are not offered hereby.


         Although the Capital Accumulation Portfolio invests primarily in equity securities, it may invest in debt securities. These debt securities may consist of investment-grade and noninvestment-grade obligations.

     Both the Capital Accumulation and Equity Portfolios may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities of issuers that meet their social criteria, and employ a variety of other investment techniques, including the purchase and sale of market index futures contracts, financial futures contracts and options on such futures. Both Portfolios may engage in futures contracts and related options only to protect against market declines. Neither Portfolio engages in such transactions for speculation or leverage. It is an operating policy of the Company that neither Portfolio may invest in options and futures contracts if as a result more than 5% of its assets would be so invested.

         Each Portfolio may engage in repurchase agreements and reverse repurchase agreements. No more than 10% of either Portfolio's assets may be invested in repurchase agreements not terminable within seven days.


         The Equity Portfolio may borrow no more than 10% of the value of its assets from banks (and pledge its assets to secure such borrowing) for temporary or emergency purposes, but not for leverage, while the Capital Accumulation Portfolio may borrow up to one-third of the value of its assets. Each Portfolio may also make loans of the securities it holds.


         Each Portfolio may lend its securities to New York Stock Exchange member firms and to commercial banks with assets of $1 billion or more. The Equity Portfolio may only make loans if the value of the securities loaned does not exceed 10% of the Portfolio's assets and the Capital Accumulation Portfolio may lend no more than 5% of its securities.

     Each Portfolio may invest up to 25% of its assets in the securities of foreign issuers. The Portfolios may write exchange-traded call options on their securities. Call options may be written on portfolio securities, securities indices, or foreign currencies. With respect to securities and foreign currencies, each Portfolio may write call and put options on an exchange or over-the-counter. Neither Portfolio may write options on more than 50% of its total assets. Management presently intends to cease writing options if and as long as 25% of such total assets are subject to outstanding options contracts or if required under regulations of state securities administrators.

     Each Portfolio may write call and put options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised.

         The Portfolios may invest up to an aggregate of 5% of their total assets in exchange-traded or over-the-counter call and put options on securities and securities indices and foreign currencies. Purchases of such options may be made for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies. The Portfolios may sell a call option or a put option which they have previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security or foreign currency.

         Each Portfolio may invest up to 5% of its net assets in warrants and stock rights, but no more than 2% of its net assets in warrants and stock rights not listed on the New York Stock Exchange.

         A Portfolio may enter into financial futures contracts and related options as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase or in the exchange rate of foreign currencies.

         A Portfolio may purchase and sell financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange or board-traded put and call options in financial futures contracts. Each Portfolio may engage in transactions in financial futures contracts and related options only for hedging purposes and not for speculation. In addition, a Portfolio will not purchase or sell any financial futures contract or related option if, immediately thereafter, the sum of the cash or U.S. Treasury bills committed with respect to a Portfolio's existing futures and related options positions and the premiums paid for related options would exceed 5% of the market value of its total assets.

     The value of a Portfolio's assets as measured in Untied States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolios may incur costs in connection with conversions between various currencies. The Portfolios conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.

     The Portfolios may also hedge their foreign currency exchange rate risk by engaging in currency financial futures and options transactions.

         When CAM or a Subadviser believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, it may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency.

         The Equity Portfolio may invest up to less than 1% and the Capital Accumulation Portfolio up to 3% of its assets in investments in securities that offer a rate of return below the then prevailing market rate and that present attractive opportunities for furthering the Portfolios' social criteria.

     The Equity Portfolio may not purchase illiquid securities if more than 10%, and the Capital Accumulation Portfolio may not purchase illiquid securities if more than 15%, of the value of its net assets would be invested in such securities.

     The Capital Accumulation Portfolio and the Equity Portfolio are subject to different investment screens.

         1. The Capital Accumulation Portfolio avoids investing in companies that, in CAM's opinion, have significant or historical patterns of violating environmental regulations, or otherwise have an egregious environmental record. Additionally, the Portfolio avoids investing in nuclear power plant operators and owners, or manufacturers of key components in the nuclear power process.

         2. The Capital Accumulation Portfolio will not invest in companies that are significantly engaged in weapons production.

         3. The Capital Accumulation Portfolio will not invest in companies that, in CAM's opinion, have significant or historical patterns of discrimination against employees on the basis of race, gender, religion, age, disability or sexual orientation, or that have major labor-management disputes.

         4. The Capital Accumulation Portfolio will not invest in companies that are significantly involved in the manufacture of tobacco or alcohol products. The Capital Accumulation Portfolio will not invest in companies that make products or offer services that, under proper use, in the Advisor's opinion, are considered harmful.


The Equity Portfolio seeks to invest in producers or service providers that:

     1. deliver safe products and services in ways that sustain our natural environment.

     2. Are managed with particpation throughout the organization in defining and achieving objectives.

     3. Negotiate fairly with their workers, provide an enviornment supportive of their wellness, do not discriminate on the basis of race, gender, religion, age, disability, ethnic origin, or sexual orientation, do not consistently violate regulations of the Equal Employment Opportunity Commission, and provide opportunities for women, disadvantaged minorities, and others for whome equal opportunities have often been denied.

     4. Foster awareness of a commitment to human goals, such as creativity, productivity ,self-respect and responsiblility, within the organization and the world, and continually recreate a context within which these goals can be realized.

The Equity Portfolio will not invest in an issuer primarily engaged in:

1. The production of nuclear energy or the manufacture of equipment to produce nuclear energy.

2.   Business activities in support of repressive regimes.

3.   The manufacture of weapons systems.

In addition, the Portfolio will not, as a matter of operating policy which may be changed without the approval of a majority of the outstanding shares, invest in an issuer primarily engaged in the manufacture of alcoholic beverages or tobacco products, or the operation of gambling casinos.




     The characteristics of each investment policy and the associated risks are described in the Company's CRI Prospectus and Statement of Additional Information. Both Portfolios have other investment policies and restrictions which are also set forth in the Company's CRI Prospectus and Statement of Additional Information, which are hereby incorporated herein by reference and available upon request.


                            PERFORMANCE INFORMATION

     The current sub-advisers, Apodaca-Johnston, Brown Capital Management and Fortaleza Asset Management, assumed the investment management of the Capital Accumulation Portfolio effective December 8, 1994. Prior to then, it had been managed by Ariel Capital Management. For the 12 months ended December 31, 1994, which reflects management by Ariel Capital Management until December 8, and the new investment managers after that, the Portfolio returned -9.92%. Annual performance was behind that of the Lipper Growth Funds Average, which returned -2.15% for the year.

     For the six months ended June 30, 1995, the Portfolio's return was 24.12%, well ahead of the 17.47% return for the Lipper Growth Funds Average. Each of the Portfolio's investment managers contributed positive returns that were ahead of their individual benchmarks. Concentrations in the better performing sectors, including technology, health care and specialty retailers boosted performance. Within the technology sector, the Portfolio's investments in semi-conductor/silicon-related issues experienced enormous growth.

     The line graph below is comparing a hypothetical $10,000 investment of the Capital Accumulation Portfolio to the S&P 400, Russell 2000, and S&P 500:

          CALVERT RESPONSIBLY INVESTED
          CAPITAL ACCUMULATION PORTFOLIO
       Comparison of change in value of a
         hypothetical $10,000 investment.

          $28,000
          ====================================

          $15,000
          ====================================  (not able to show graph)

          $10,000
          ====================================

                   7/91  8/92  6/93  8/94  8/95

                   ......Calvert Responsibly Invested Capital Accumualtion
                   ------S&P 400
                   ======Russell 2000
                   ++++++S&P 500
         ___________________________________________________________________

                  Average Annual Total Returns

                                   Period Ending

                                  12/31/94  6/30/95
          One Year                  -9.92%   18.06%
          Life of Portfolio (7/91)   4.88%   10.37%

Performance information is for the Capital Accumulation Portfolio only and does not reflect chganges and expenses of the variable annuity. Past performance does not indicate future results. The current Adviser and Sub-Advisers have managed the Portfolio since December 8, 1994.




             COMPARATIVE INFORMATION ON SHAREHOLDERS' RIGHTS

FORM OF ORGANIZATION


     The Company was incorporated in Maryland on September 27, 1982, and is an open-end management investment company registered under the 1940 Act. The Company has seven CRI portfolios, including the Portfolios, designed to provide opportunities for investing in enterprises that make a significant contribution to society through their products and services and through the way they do business.


CAPITALIZATION


     The total number of shares of stock of all classes which the Company is currently authorized to issue is 100 million shares. The par value of each share is $1.00. The Capital Accumulation Portfolio currently has 4,000,000 authorized shares and the Equity Portfolio currently has 2,000,000 authorized shares. Fractional shares may be issued. Each Portfolio's shares have equal voting rights and represent equal proportionate interests in the assets belonging to the Portfolio. Shareholders of each Portfolio are entitled to receive dividends and other amounts as determined by the Directors of the Company. Shareholders of each Portfolio vote separately as to matters that affect only their particular Portfolio such as approval or amendments of investment advisory agreements or proposed reclassifications, that affect only their particular portfolio.


SHAREHOLDER MEETINGS AND VOTING RIGHTS

     The Company is not required to hold annual meetings of shareholders. The Company does not permit cumulative voting. A majority of shares entitled to vote on a matter constitutes a quorum for consideration of such matter. In either case, a majority of the shares voting is sufficient to act on a matter (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

LIQUIDATION OR DISSOLUTION


     In the event of the liquidation of a Portfolio the shareholders are entitled to receive, when, and as declared by the Directors, the excess of the assets belonging to such portfolio over the liabilities belonging to the Portfolio. The assets so distributable to shareholders of a Portfolio will be distributed among the shareholders in proportion to the number of shares of the Portfolio held by them and recorded on the books of the Company.


RIGHTS OF INSPECTION

     Shareholders of the respective Funds have the same right to inspect in Maryland the governing documents, records of meetings of shareholders, shareholder lists, share transfer records, accounts and books of the Company as are permitted shareholders of a corporation under the Maryland corporation law. The purpose of inspection must be for interests of shareholders relative to the affairs of the Portfolios.

     The foregoing is only a summary of certain characteristics of the operations of the Company's Articles of Incorporation, its By-Laws and Maryland law and is not a complete description of those documents or the law. Shareholders should refer to the provisions of such respective Articles of Incorporation, By-Laws, and Maryland law directly for more complete information.


                              ADDITIONAL INFORMATION

     Information concerning the operation and management of the Company and the Portfolios is incorporated herein by reference from the Prospectus dated May 1, 1995, a copy of which is enclosed, and the Statement of Additional Information dated as of the same date. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Company, at the address listed on the cover page of this Prospectus/Proxy Statement or by calling toll-free 1-800-368-2748.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, and in accordance therewith files reports and other information including proxy material, and charter documents with the SEC. These items can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549.

                        FINANCIAL STATEMENTS AND EXPERTS


         The Statement of Additional Information relating to this Prospectus/Proxy Statement includes the following financial statements: (i) financial statements for the fiscal year ended December 31, 1994, included in the Company's Annual Report for that period; (ii) unaudited financial statements for the six-months ended June 30, 1995, and (iii) unaudited pro-forma financial statements combining the Equity Portfolios and the Capital Accumulation Portfolio's statement of net assets and statement of operations for December 31, 1994 and August 31, 1995. The financial statements included in the Company's Annual and Semi-Annual Reports are incorporated by reference into the Statement of Additional Information. The financial statements for the year ended December 31, 1994 included in the Company's Annual Report have been audited by Coopers & Lybrand LLP, independent accountants, and have been included in the Statement of Additional Information in reliance upon the report of Coopers & Lybrand LLP given upon the authority of such firm as experts in accounting and auditing.


LEGAL MATTERS

      Certain legal matters concerning the issuance of shares of the Company will be passed upon by William M. Tartikoff, Esq., General Counsel of The Calvert Group, Ltd. Sullivan & Worcester, Washington, D.C., has advised the Company on certain federal income tax matters.

                                 OTHER BUSINESS

     The Directors of the Company do not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     THE BOARD OF DIRECTORS OF THE COMPANY, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS APPROVAL OF THE PROPOSED MERGER AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PROPOSED MERGER.


December 30, 1995

                                                                      EXHIBIT A
                                                                      Ex-99.17

                           ACACIA CAPITAL CORPORATION
                                 (the "Company")

                            PLAN OF RECLASSIFICATION
                                  (the "Plan")

                                   I. RECITALS


     The Company is a Maryland corporation whose shares of common stock are currently classified into seven classes or series ("Portfolios"), including the Calvert Responsibly Invested ("CRI") Equity Portfolio (the "Equity Portfolio") and the CRI Capital Accumulation Portfolio (the "Capital Accumulation Portfolio").


     The Company is registered under the Investment Company Act of 1940, as amended ("1940 Act") as an open-end management investment company, and its shares of common stock are registered under the Securities Act of 1933, as amended (the "1933 Act").

     The Company offers shares of certain Portfolios to Providian Life and Health Insurance Company ("Providian") and its Separate Accounts and other insurance companies and their separate accounts.

     Providian issues, or intends to issue, variable annuity contracts ("contracts") through its Separate Account or Accounts. The Company understands that Providian votes the shares of the Equity Portfolio held by its Separate Account that are attributable to contracts in accordance with instructions received from holders of interests in the contracts (hereinafter, "shareholders"). The Company further understands that Providian votes shares of the Equity Portfolio as to which no instructions have been received in the same proportion as the shares of the relevant Separate Account as to which instructions have been received.

     The Directors of the Company have determined that it is advisable to amend the Articles of Incorporation of the Company to reclassify the issued and unissued shares of common stock currently designated as the Equity Portfolio into the class of common stock currently designated as the Capital Accumulation Portfolio (the "Reclassification") and have directed that the proposed amendment be submitted for consideration at a special meeting of shareholders.


     The Directors of the Company have determined - independently for the Equity Portfolio and for the Capital Accumulation Portfolio - that the Reclassification, including the consideration, is reasonable and fair, does not involve overreaching on the part of any person concerned, and will not dilute the interests of shareholders. In addition, the Directors have determined that the investment objectives of the Equity Portfolio and the Capital Accumulation Portfolio are compatible so that the Reclassification will be compatible with the investment objectives and policies recited in the registration statement and reports relating to each. Furthermore, the Directors have determined that the Reclassification would be in the best interests of shareholders and is consistent with the general purposes of the 1940 Act, the protection of investors, and the purposes fairly intended by the policy and provisions of the 1940 Act.

     It is intended that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the "Code").

                          II. MECHANICS OF RECLASSIFICATION

A.  Approval of Shareholders.


     1. Meeting Date. In accordance with Section 2-604 of the Maryland General Corporation Law (the "Maryland Law") and the Company's Articles of Incorporation, the Reclassification shall be submitted to the shareholders of the Equity Portfolio for their approval at a special meeting (the "Meeting") to be held on or about February 16, 1996 at 10:00 a.m., Eastern Time, at the offices of the Company, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

     2. Record Date. The close of business on December 18, 1995, shall be the record date (the "Record Date") for the Meeting and only shareholders of record of the Equity Portfolio on such date shall be entitled to notice of and be permitted to give voting instructions at the Meeting.


     3. Required Vote. The Reclassification shall not become effective without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the interests of the total number of Equity Portfolio shares outstanding and entitled to vote thereon.

     4. Form N-14 Registration Statement/Proxy Materials. The appropriate officers of the Company shall take all actions necessary or appropriate to solicit the approval of the shareholders of the Equity Portfolio, including the preparation and execution of a registration statement on Form N-14 of the Securities and Exchange Commission (the "SEC"), and any amendments thereto, containing a notice of meeting, proxy statement, and voting instruction forms (collectively, the "proxy materials"), and the filing of such proxy materials with the SEC.


     5. Mailing of Proxy Materials. The appropriate officers of the Company shall cause the proxy materials to be mailed on or about
December 30, 1995, as appropriate, to each shareholder of the Equity Portfolio of record on the Record Date.


B.  Amendment of Articles of Incorporation.

     In accordance with Maryland Law, the Company shall effect the Reclassification by amending its Articles of Incorporation.

     1. Form of Amendment. The amendment to the Company's Articles of Incorporation (the "Amendment") shall be in the form of Articles Supplementary with such modifications as the officers executing the same deem necessary or appropriate, consistent with the purposes of this Plan.


     2. Date of Filing. The appropriate officers of the Company shall execute, acknowledge, verify and file the Amendment with the Maryland
State Department of Assessments and Taxation (the "Maryland State
Department") on or about Feburary 19, 1996, following shareholder approval, for effectiveness at 12:01 a.m. or Feburary 26, 1996.


C.  Transfer of Assets.

     In connection with the Reclassification of shares, the Equity Portfolio shall transfer all of its assets and liabilities to the Capital Accumulation Portfolio, in exchange for which the Capital Accumulation Portfolio shall issue to the Equity Portfolio a number of the Capital Accumulation Portfolio shares having a value equal to the aggregate net assets of the Equity Portfolio acquired.


     1. Time of Transfer. The above-described transfer shall occur on February 26, 1996 (the "Closing Date"), or such other time and date as determined by the appropriate officers of the Company.


     2. Issuance of Capital Accumulation Portfolio Shares to the Equity Portfolio. The number of shares of the Capital Accumulation Portfolio to be issued to the Equity Portfolio shall be determined on the basis of the relative net asset values of the Capital Accumulation Portfolio and the Equity Portfolio calculated as of the close of business on the business day immediately preceding the Closing Date. The net asset value of each Portfolio shall be determined by dividing the value of that Portfolio's securities, cash, and other assets (including accrued but uncollected interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of that Portfolio outstanding.

     3. Distribution of Capital Accumulation Portfolio Shares to Equity Portfolio Shareholders. Upon effectiveness of the Amendment, the Equity Portfolio shall distribute the Capital Accumulation Portfolio shares it receives to the Equity Portfolio shareholders in exchange for their Equity Portfolio shares, on a pro rata basis. The number of such full and fractional Capital Accumulation Portfolio shares issued to each Equity Portfolio shareholder shall be determined by multiplying the number of Equity Portfolio shares to be exchanged by a fraction, the numerator of which is the net asset value per share of the Equity Portfolio and the denominator of which is the net asset value per share of the Equity Portfolio. Thus, the Equity Portfolio shares of each Equity Portfolio shareholder shall be exchanged for the number of full and fractional shares of the Capital Accumulation Portfolio which, when multiplied by the net asset value per share of the Capital Accumulation Portfolio, will have a value equal to the aggregate net asset value of that shareholder's shares in the Equity Portfolio on the Closing Date.

D.  Costs of Effecting the Reclassification.

     The Equity Portfolio and the Capital Accumulation Portfolio shall each pay its portion of the expenses attributable to the Reclassification.

E.  Miscellaneous.

     1. Termination of Agreements. The appropriate officers of the Company shall cause all agreements with the Equity Portfolio or the Company to be terminated as they relate to the Equity Portfolio.

     2. General Authority. The appropriate officers of the Company shall, in the name and on behalf of the Company or either of the Portfolios, do and perform such further acts and things, modify any dates or deadlines, and execute and deliver or file such other instruments, certificates, and documents as they shall determine to be necessary, appropriate, or desirable to carry out the foregoing, any such determination to be conclusively evidenced by the doing or performing of any such act or thing or the execution and delivery or filing of any such instrument, certificate, or document.

                            III. CONDITIONS PRECEDENT

     The Reclassification shall not become effective unless each of the following has occurred:


     A. The Amendment shall have been approved by the affirmative vote of the holders of a majority (as defined in the 1940 Act) in interests of the total number of Equity Portfolio shares outstanding and entitled to vote thereon;


     B. The Articles Supplementary shall have been accepted for filing by the Maryland Department of Assessments and Taxation and become effective;

     C. The Company shall have received any necessary regulatory approvals of the proposed Reclassification by the SEC;

     D. The Company shall have received an opinion of counsel reasonably satisfactory to it that the Reclassification shall qualify as a tax-free reorganization under Section 368 of the Code; and

     E. The Insurance Companies shall have received any necessary regulatory approvals of the proposed Reclassification by relevant state insurance authorities.

     At the Closing Date, the Capital Accumulation Portfolio shall succeed, without any transfer other than that contemplated in Section II.C above, to all the assets belonging to the Equity Portfolio (or allocated to the Equity Portfolio by the Board of Directors of the Company pursuant to Article Ninth of the Company's Restated Articles of Incorporation) and shall be subject to all the liabilities of the Equity Portfolio in the same manneras if the liabilities had been incurred by, or allocated to, the Capital Accumulation Portfolio in the first instance.


     Upon effectiveness of the Amendment, all of the Shares of the Equity Portfolio shall be reclassified as Capital Accumulation Portfolio shares, and the Equity Portfolio shall cease to be a separate class of stock of the Company.


                                                Acacia Capital Corporation


                                           By:
                                                William M. Tartikoff
                                                Vice President

                                                                     EXHIBIT B
                                                                     Ex-3.(i)


                                 RESTATED

                        ARTICLES OF INCORPORATION

                        ACACIA CAPITAL CORPORATION



         FIRST:   The name of the Corporation is Acacia Capital
Corporation.

         SECOND: The Corporation desires to restate its charter as currently in effect.

         THIRD:   The provisions set forth in the Articles of Restatement
are all the provisions of the charter currently in effect.

         FOURTH: These Articles of Restatement have been approved by a majority of the entire Board of Directors.

         FIFTH:   The charter is not amended by the Articles of
Restatement.

         SIXTH:   The nature of the business or purposes to be conducted
or promoted are as follows:

         (A) To conduct and carry on the business of an investment trust or investment company of the general management type.

         (B) To invest and reinvest the property and assets of the corporation in securities of different types and classes, including, without in any way limiting the generality thereof, stocks, bonds, notes, debentures, and certificates of interest or participation, and in other personal property without limitation or restriction except for the specific restrictions hereinafter set forth.

         (C) To act as financial or fiscal agent for any person, firm, or corporation and as such to manage, control, and deal with, in any and every way whatsoever, the property, holdings, investments, and business interests thereof.

         (D) To endorse, guarantee, or undertake the performance of any obligation, contract, or engagement of any other corporation, or other party, if the Corporation is interested in such obligation, contract or engagement.

         (E) To purchase, retire, redeem, hold, sell, reissue, transfer, and otherwise deal in, shares of its own capital stock; and to apply to such purchase, retirement, or acquisition any funds or property of the Corporation, whether capital or surplus or otherwise, as may be permitted by law.

         (F) To engage in any lawful act or activity for which corporations may be organized under the General
                  Corporation Law of Maryland.

         (G) To do and all of the acts herein set forth or implied and such other acts as are incidental or conducive to the attainment of the objectives and purposes of the Corporation; and to do any and all such acts either as principal or in the capacity of agent, broker, factor, contractor, or otherwise.

         SEVENTH: The current address of the principal office of the Corporation is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

         EIGHTH: The Corporation's current resident agent is William M. Tartikoff, Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814.

         NINTH:   The total number of shares of stock of all classes
which the Corporation is authorized to issue is One Hundred Million (100,000,000) shares of stock. The par value of each share shall be One Cent ($0.01). The shares shall be allocated as follows for each series:



         No. of Shares per Series

         CRI Balanced Growth Portfolio        75,000,000
         CRI Money Market Portfolio            9,000,000
         CRI Global Equity Portfolio           4,000,000
         CRI Capital Accumulation Portfolio    6,000,000
         CRI Bond Portfolio                    1,000,000
         CRI Strategic Growth Portfolio        5,000,000

         Total Shares Authorized             100,000,000


The Board of Directors is hereby expressly granted the authority to issue any remaining unissued shares and to establish additional series. The Board of Directors is also expressly granted the authority to increase or decrease the number of shares of any series, subject to the provisions that the aggregate number of shares, and the number of shares allocated to all series cannot exceed the total authorized number of shares, and that the number of shares allocated to any series may not be decreased below the number of shares issued and outstanding for such series.

         TENTH:   The powers, preferences and rights of each series and
the qualifications, limitations and restrictions on each such series shall be as follows:

         (A) (1) The assets of the Corporation received as consideration for the issue of stock of each series, together with all income, earnings and profits on such assets, and proceeds derived from the sale, exchange or liquidation of such assets, and any assets derived from the reinvestment of such income, earnings and profits, and proceeds in whatever form received, shall for all purposes, subject only to the rights of creditors, be irrevocably allocated to the series for which such assets were received by the Corporation, and be so entered upon the books of account and referred to in these Articles as "the assigned assets" of such series.

              (2) Each series will be managed in accordance with the investment policy for such series.

              (3) The assigned assets of each series shall be charged with the specific liabilities (including accrued expenses and reserves as conclusively determined from time to time by the Board of Directors) of such series and the general liabilities of the Corporation in proportion to the net asset values of the respective series. Any liability applicable to more than one series, but not to all series, shall be allocated to each series to which it is applicable in proportion to the net asset values of such series. The allocation of any liability to a series by the Board of Directors shall be conclusive.

         (B)  Each share of stock of a series shall have the same rights, privileges and preferences with respect to the assigned assets of such series as each of the other shares of stock of that series. Each share of stock of a series shall be entitled to participate equally in such dividends as may be declared from time to time by the Board of Directors. Each fractional share of stock of a series shall have proportionately the same rights, privileges and preferences with respect to the assigned assets of such series as a whole share, and shall participate proportionately in dividends as declared.

         (C) (1) "Shareholder" as used in these Articles shall mean a shareholder of record as defined in the By-Laws.

              (2) Each shareholder of the Corporation shall have one vote for each share held by the shareholder, and shall have a fractional vote for each fraction of a share held by the shareholder.

              (3) Whenever the vote of shareholders is required or permitted to be taken in connection with any matter affecting the Corporation or any series, such vote shall be taken, and effective action shall be determined in accordance with the General Laws of the State of Maryland or the Investment Company Act of 1940, whichever is more strict.

         ELEVENTH:         The number of directors of the Corporation
shall be five (5), which number may be increased or decreased pursuant to the By-Laws of the Corporation but shall not be less than three (3). The names of the Directors are Clifton S. Sorrell, Jr., Frank H. Blatz, Jr., Charles E. Diehl, Arthur J. Pugh, and South Trimble III.

         TWELFTH: The following provisions are hereby adopted for the purpose of defining, limiting and regulating the powers of the Corporation and of the Directors and shareholders.

         (A)  No holder of shares of stock shall be entitled as a matter of right to subscribe for or purchase or receive any part of any treasury shares held by the Corporation, or of any new or additional issues of shares of stock or securities convertible into shares of stock of the Corporation, whether now or hereafter authorized, or whether issued for money, for a consideration other than money, or by way of dividends.

         (B)  Upon the request of any shareholder, the Corporation shall repurchase shares owned by such shareholder on the terms and conditions specified in the By-Laws.

         (C)  With respect to the issuance and sale of shares of the
                           Corporation's stock, or securities convertible into shares of stock, the Corporation shall receive not less than the net asset value per share determined in accordance with the By-Laws.

         (D)  Assets of this Corporation may be held or deposited with a bank or trust company or other organization as custodian and, except as provided below, the Corporation may employ any agency or instrumentality, incorporated or unincorporated, to render management services of any nature with respect to the conduct of the business of the Corporation, and to manage and direct the business and activities of the Corporation to such extent as the Board of Directors may determine from time to time, whether or not such employment involves delegation of functions usually or customarily performed by the Board of Directors or officers of the Corporation. However, this Corporation shall contract with a professional investment manager which is registered under the Investment Advisers Act of 1940 to provide investment advice to the Corporation and to manage the investments of the Corporation's assets.

         (E)  The Corporation reserves the right from time to time to make any amendment of its Articles, now or hereafter authorized by law, including any amendment which alters the contract rights of any outstanding stock.

         (F)  The original By-Laws of the Corporation have been adopted by the Directors.  The Board of
                           Directors shall have the power to make, alter or repeal any By-Law, except those By-Laws which by statute or By-Law provision must be submitted to shareholders for a vote.

         (G)  The use of the Corporation of the name "Acacia" and all trademarks now or hereafter associated with Acacia Mutual Life Insurance Company are subject to and conditioned upon the continuing consent of Acacia Mutual Life Insurance Company, a Washington, D.C. Corporation, which consent may be withdrawn at any time.

         (H)  The Corporation shall have the power and authority to indemnify its directors, officers and
                           employees to the fullest extent permitted by law.

         THIRTEENTH:The duration of the Corporation shall be perpetual.

IN WITNESS WHEREOF, the undersigned hereby execute these Articles of Restatement and acknowledge the same to be their act and further acknowledge that, to the best of their knowledge, the matters and facts set forth herein are true in all materials respects, under the penalties of perjury.

Dated this        3 rd         day of  November,  1995.



                                  Acknowledgement:___________________________

                                                   Clifton S. Sorrell, Jr.
                                                   Chairman of the Board
                                                      and Director


                                 ATTEST:_____________________________________

                                                   William M. Tartikoff
                                                   Secretary

                    PLEASE VOTE THIS VOTING INSTRUCTION FORM
                         YOUR PROMPT RESPONSE WILL SAVE
                       THE EXPENSE OF ADDITIONAL MAILINGS

                 (Please Detach at Perforation Before Mailing)

                   ..........................................

                           ACACIA CAPITAL CORPORATION
                             -- CALVERT RESPONSIBLY
                            INVESTED EQUITY PORTFOLIO
                         SPECIAL MEETING OF SHAREHOLDERS

                              -- February 16, 1996

The undersigned hereby appoints William M. Tartikoff, Susan Walker Bender and Beth-ann Roth and each of them, attorneys and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Calvert Responsibly Invested ("CRI") Equity Portfolio (the "Portfolio") of Acacia Capital Corporation (the "Company"), which the undersigned is entitled to vote at a Meeting of Shareholders of the Fund to be held at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814 on February 16, 1996, at 10:00 a.m, Eastern Time, and any adjournments thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Prospectus/Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the powers and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.


DATE: December 30, 1995            _____________________________



                                   ______________________________
                                   Signature(s)


                                   ______________________________
                                   Title(s), if applicable

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
THESE VOTING INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE BOARD OF
DIRECTORS OF THE COMPANY.

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THIS VOTING INSTRUCTION FORM WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN. IN THE ABSENCE OF ANY SPECIFICATION, THIS VOTING INSTRUCTION FORM WILL BE VOTED IN FAVOR OF THE PROPOSAL.

1. To approve the proposed amendment to the Company's Articles of Incorporation to, in effect, combine the Company's CRI Equity Portfolio, with the Company's CRI Capital Accumulation Portfolio by a reclassification of the shares of the Equity Portfolio.

|_|    YES       |_|   NO      |_|    ABSTAIN


     These items are discussed in greater detail in the attached
Prospectus/Proxy Statement. The Directors of the Company have fixed the close of business on December 18, 1995, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting.


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE VOTING INSTRUCTION FORM IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.


                                   William M. Tartikoff
                                   Secretary


December 30, 1995


     In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the Meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain the requisite quorum and for approval.

                                                                 Ex-99.17

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                              CRI EQUITY PORTFOLIO
                    (a series of Acacia Capital Corporation)
                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814

                        By and In Exchange for Shares of

                       CRI Capital Accumulation Portfolio
                    (a series of Acacia Capital Corporation)
                       4550 Montgomery Avenue, Suite 1000N
                            Bethesda, Maryland 20814


     This Statement of Additional Information relates to the proposed transfer of assets of CRI Equity Portfolio to CRI Capital Accumulation Portfolio. The Statement consists of this cover page, the Statement of Additional Information of Acacia Capital Corporation dated May 1,
1995, the unaudited Statement of Assets and Liabilities and Statement of Operations for June 30, 1995 and the periods then ended, and the unaudited Pro Forma Statement of Assets and Liabilities and Pro Forma Statement of Operations for December 31, 1995 and August 31, 1995 and the periods then ended. This Statement of Additional Information is not a prospectus.


     A Prospectus/Proxy Statement dated May 1, 1995 relating to the above-referenced matter may be obtained from Calvert Group, 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. This Statement of Additional Information relates to, and should be read in conjunction with, such Prospectus/Proxy Statement. The date of this Statement of Additional Information is December 30, 1995.

                       ACACIA CAPITAL CORPORATION'S
                 CALVERT RESPONSIBLY INVESTED PORTFOLIOS
                   Statement of Additional Information
                               May 1, 1995

--------------------------------------------------------------------------
         This Statement of Additional Information is not a prospectus. Investors should read the Statement of Additional Information in conjunction with the Calvert Responsibly Invested Portfolios Prospectus, dated May 1, 1995, which may be obtained free of charge by calling (301) 951-4820 or (800) 368-2748, or by writing to the Portfolio at 4550 Montgomery Avenue, Bethesda, Maryland 20814.
--------------------------------------------------------------------------

TABLE OF CONTENTS

Investment Objectives and Policies                               1
Investment Restrictions                                         11
Investment Selection Process                                    19
Portfolio Turnover                                              20
Purchase and Redemption of Shares                               21
Determination of Net Asset Value                                21
Taxes                                                           23
Calculation of Yield and Total Return                           23
Investment Advisory Agreement                                   25
Management of the Fund                                          28
Method of Distribution                                          30
General Information                                             30
Reports to Shareholders and Policyholders                       31
Additional Information                                          31
Financial Statements                                            31
Independent Accountants and Custodians                          31
Appendix                                                        31

--------------------------------------------------------------------------

--------------------------------------------------------------------------
                    INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------

         Acacia  Capital  Corporation  ("the Fund")  offers  investors the opportunity to invest in several professionally-managed securities portfolios which may be more diversified, stable and liquid than might be obtainable by an investor on an individual basis. In addition, the Fund's Calvert Responsibly Invested ("CRI") Portfolios offer the opportunity for growth of capital or current income through investment in enterprises that make a significant contribution to society through their products and services and through the way they do business. The Calvert Responsibly Invested Portfolios offer investors a choice of seven separate portfolios selected with a concern for the social impact of each investment: CRI Money Market, Balanced, Equity, Bond, Capital Accumulation, Global and Strategic Growth Portfolios. References to the "Investment Advisor" refer to the advisor appropriate to the Portfolio being discussed. (See "Investment Advisors")

Foreign Securities

         CRI Global and Strategic Growth may invest all of their assets in foreign securities, although CRI Global intends to invest part of its assets in securities of U.S. issuers, and CRI Strategic Growth does not presently intend to invest in foreign securities. CRI Money Market, Bond, Equity, Balanced and Capital Accumulation may each invest up to
25%, and CRI Balanced may invest up to 10% of its assets in the securities of foreign issuers. CRI Money Market may purchase only high quality, U.S. dollar-denominated instruments. Investments in foreign securities may present risks not typically involved in domestic investments. Foreign securities may be affected by such circumstances as possible adverse changes in exchange control or investment regulations, expropriation or confiscatory taxation, political or economic instability, and diplomatic or other developments. In purchasing foreign securities, the Portfolios may purchase American Depository Receipts for such securities. These are certificates issued by United States banks evidencing the right to receive securities of the foreign issuer deposited in that bank or its correspondent bank.

         It is contemplated that the Portfolios may trade foreign securities on U.S. securities markets and stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign securities markets may not be as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than U.S. securities markets, and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and, at times, volatility of price can be greater than in the United States.

         Additional  costs  may  be  incurred  which  are  related  to any international investment, since foreign brokerage commissions and the custodial costs associated with maintaining foreign portfolio securities are generally higher than in the United States. Fee expense may also be incurred on currency exchanges when the Portfolios change investments from one country to another or convert foreign securities holdings into U.S. dollars. Foreign companies and foreign investment practices are not generally subject to uniform accounting, auditing and financial reporting standards and practices or regulatory requirements comparable to those applicable to United States companies. There may be less public information available about foreign companies.

         United States Government policies have at times, in the past, through imposition of interest equalization taxes and other restrictions, discouraged certain investments abroad by United States investors. While such taxes or restrictions are not presently in effect, they may be reinstituted from time to time as a means of fostering a favorable United States balance of payments. In addition, foreign countries may impose withholding and taxes on dividends and interest.

         Since investments in securities of issuers domiciled in foreign countries usually involve currencies of the foreign countries, and since the Portfolios may temporarily hold funds in foreign currencies during the completion of investment programs, the value of the assets of the Portfolios as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. For example, if the value of the foreign currency in which a security is denominated declines in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will decline. Similarly, if the value of the foreign currency in which a security is denominated appreciates in relation to the value of the U.S. dollar, the value of the security in U.S. dollars will appreciate. The Portfolios will conduct foreign currency exchange transactions either on a spot (i.the., cash) basis at the spot rate prevailing in the foreign exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

         A Portfolio may enter into forward foreign currency contracts for two reasons. First, the Portfolio may desire to preserve the United States dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolio will be able to protect itself against possible losses resulting from changes in the relationship between the United States dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

         Second, when the Advisor or Subadvisor believes that the currency of a particular foreign country may suffer a substantial decline against the United States dollar, the Portfolio enters into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Portfolio's investment securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amounts and the value of the portfolio securities involved will not generally be possible since the future value of the securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain. Although forward foreign currency contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. The Portfolios do not intend to enter into such forward contracts under this circumstance on a regular or continuous basis.

Foreign Money Market Instruments

         CRI Money Market may invest without limitation in money market instruments of banks, whether foreign or domestic, including obligations of U.S. branches of foreign banks ("Yankee" instruments) and obligations of foreign branches of U.S. banks ("Eurodollar" instruments). All such instruments must be high-quality, U.S. dollar-denominated obligations. It is an operating (i.e., nonfundamental) policy of CRI Money Market that it may invest only in foreign money market instruments if they are of comparable quality to the obligations of domestic banks. Although these instruments are not subject to foreign currency risk since they are U.S. dollar-denominated, investments in foreign money market instruments may involve risks that are different than investments in securities of U.S. issuers. See "Foreign Securities" above.

Private Placements and Illiquid Securities

         Due to the particular social objective of the Portfolios, opportunities may exist to promote especially promising approaches to social goals through privately-placed investments. The private placement investments undertaken by the Portfolios, if any, may be subject to a high degree of risk. Such investments may involve relatively small and untried enterprises that have been selected in the first instance because of some attractive social objectives or policies. The Investment Advisors seek to structure the Portfolios' investments to provide the greatest assurance of attaining the intended investment return. It is an operating policy of the Portfolios that no private placements shall be acquired until the value of that Portfolio's investments exceeds $20 million.

         Many private placement investments have no readily available market and may therefore be considered illiquid. It is an operating policy of the Portfolios not to purchase illiquid securities if more than a certain percentage of the value of its net assets would be invested in such securities. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may be determined by the Board of Directors to be liquid. The Board may delegate such determinations of liquidity to the Advisor, pursuant to guidelines and oversight by the Board. Portfolio investments in private placements and other securities for which market quotations are not readily available are valued at fair market value as determined by the Advisor under the direction and control of the Board.

Repurchase Agreements

         The Portfolios may purchase debt securities subject to repurchase agreements, which are arrangements under which the Portfolio buys a security and the seller simultaneously agrees to repurchase the security at a specified time and price. The Portfolios engage in repurchase agreements in order to earn a higher rate of return than it could earn simply by investing in the obligation which is the subject of the repurchase agreement. Repurchase agreements are not, however, without risk. In the event of the bankruptcy of a seller during the term of a repurchase agreement, a legal question exists as to whether the Portfolio would be deemed the owner of the underlying security or would be deemed only to have a security interest in and lien upon such security. The Portfolios will only engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Advisor under the direction and supervision of the Board of Directors. In addition, the Portfolios will only engage in repurchase agreements reasonably designed to secure fully during the term of the agreement the seller's obligation to repurchase the underlying security and will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due the Portfolio pursuant to the agreement, the Portfolio will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Portfolio may incur a loss and may incur expenses in selling the underlying security. Repurchase agreements are always for periods of less than one year. Repurchase agreements not terminable within seven days are considered illiquid.

Reverse Repurchase Agreements

         The Portfolios may also engage in reverse repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a bank or securities dealer and agrees to repurchase those securities from such party at an agreed upon date and price reflecting a market rate of interest. The Portfolio invests the proceeds from each reverse repurchase agreement in obligations in which it is authorized to invest. The Portfolios intend to enter into a reverse repurchase agreement only when the interest income provided for in the obligation in which the Portfolio invests the proceeds is expected to exceed the amount the Portfolio will pay in interest to the other party to the agreement plus all costs associated with the transactions. The Portfolios do not intend to borrow for leverage purposes. The Portfolios will only be permitted to pledge assets to the extent necessary to secure borrowings and reverse repurchase agreements.

         During the time a reverse repurchase agreement is outstanding, the Portfolio will maintain in a segregated custodial account an amount of cash, U.S. Government securities or other liquid, high-quality debt securities equal in value to the repurchase price. The Portfolio will mark to market the value of assets held in the segregated account, and will place additional assets in the account whenever the total value of the account falls below the amount required under applicable regulations.

         The Portfolios' use of reverse repurchase agreements involves the risk that the other party to the agreements could become subject to bankruptcy or liquidation proceedings during the period the agreements are outstanding. In such event, the Portfolio may not be able to repurchase the securities it has sold to that other party. Under those circumstances, if at the expiration of the agreement such securities are of greater value than the proceeds obtained by the Portfolio under the agreements, the Portfolio may have been better off had it not entered into the agreement. However, the Portfolio will enter into reverse repurchase agreements only with banks and dealers which the Advisor believes present minimal credit risks under guidelines adopted by the Fund's Board of Directors. In addition, the Portfolio bears the risk that the market value of the securities sold by the Portfolio may decline below the agreed-upon repurchase price, in which case the dealer may request the Portfolio to post additional collateral.

GNMA Certificates-CRI Balanced

         The CRI Balanced Portfolio is not expected generally to invest more than a small portion of its assets in GNMA Certificates. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans that are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration or guaranteed by the Veterans Housing Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

         Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA
Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate. Upon receipt, principal payments will be reinvested by the Series in additional securities.

         Because interest and principal payments on the underlying mortgages pass through to holders, the average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 30 years. However, because unscheduled principal payments on the underlying mortgages resulting from prepayment, refinancing or foreclosure are also passed through to holders, the average life of GNMA Certificates is normally substantially shorter than the original maturity of the underlying mortgage pools.

         The occurrence of mortgage prepayments is affected by factors including the level of interest rates, the degree of the increase or decrease in interest rates over time, general economic conditions, the location and age of the mortgage, and social and demographic conditions. Prepayments generally occur when interest rates have fallen; thus, reinvestments of principal prepayments will usually be at lower rates. Prepayments also tend to occur more frequently in mortgage pools with rates significantly higher than prevailing mortgage rates. The coupon rate of GNMA Certificates is lower than the interest rate paid on the underlying mortgages only by the amount of the fee paid to GNMA and the issuer, usually 1/2 of 1%. Therefore, GNMA Certificates trading at a premium, which are usually Certificates with coupon rates significantly higher than the rates of Certificates being issued at the time of purchase, are subject to greater risk of prepayment at par.

         The Investment Advisor will attempt, through careful evaluation of available GNMA issues and prevailing market conditions, to invest in GNMA Certificates which provide a high income return but are not subject to substantial risk of loss of principal. Accordingly, the Advisor may forego the opportunity to invest in certain issues of GNMA Certificates which would provide a high current income yield if the Advisor determines that such issues would be subject to a risk of prepayment and loss of principal over the long term that would outweigh the short-term increment in yield.

Noninvestment-grade Debt Securities

         CRI Balanced, Bond and Equity may invest in lower quality debt securities (generally those rated BB or lower by S&P or Ba or lower by Moody's). Subject to the Portfolios' investment policy provides that it may not invest more than 20% of its assets in securities rated below B by either rating service, or in unrated securities determined by the Advisor to be comparable to securities rated below B by either rating service. CRI Global may invest up to 5% of its assets in lower quality debt securities[, and CRI Strategic Growth may invest up to 35% of its assets in debt securities without regard to investment grade. Noninvestment-grade] securities have moderate to poor protection of principal and interest payments and have speculative characteristics. (See Appendix for a description of the ratings.) These securities involve greater risk of default or price declines due to changes in the issuer's creditworthiness than investment-grade debt securities. Because the market for lower-rated securities may be thinner and less active than for higher-rated securities, there may be market price volatility for these securities and limited liquidity in the resale market. Market prices for these securities may decline significantly in periods of general economic difficulty or rising interest rates. Unrated debt securities may fall into the lower quality category. Unrated securities usually are not attractive to as many buyers as rated securities are, which may make them less marketable.

         The quality limitation set forth in the Portfolios' investment policy is determined immediately after a Portfolio's acquisition of a given security. Accordingly, any later change in ratings will not be considered when determining whether an investment complies with the Portfolio's investment policy.

         When purchasing high-yielding securities, rated or unrated, the Advisors prepare their own careful credit analysis to attempt to identify those issuers whose financial condition is adequate to meet future obligations or is expected to be adequate in the future. Through portfolio diversification and credit analysis, investment risk can be reduced, although there can be no assurance that losses will not occur.

Options and Futures Contracts

         CRI Bond, Equity, Global, Strategic Growth and Capital Accumulation may, in pursuit of their investment objectives, purchase put and call options and engage in the writing of covered call options and secured put options on securities which meet the Portfolios' social criteria, and employ a variety of other investment techniques. Specifically, these Portfolios may also engage in the purchase and sale of stock index future contracts, foreign currency futures contracts, interest rate futures contracts, and options on such futures, as described more fully below.

         These Portfolios will engage in such transactions only to hedge the existing positions in the respective Portfolios. They will not engage in such transactions for the purposes of speculation or leverage. Such investment policies and techniques may involve a greater degree of risk than those inherent in more conservative investment approaches.

         These Portfolios will not engage in such options or futures transactions unless they receive appropriate regulatory approvals permitting them to engage in such transactions. As an operating policy, which may be changed without approval of a majority of the outstanding shares, CRI Bond and Equity will not invest in options and futures contracts if as a result more than 5% of a Portfolio's assets would be so invested. CRI Global, Strategic Growth and Capital Accumulation may not write options on more than 50% of their total assets. These
Portfolios may write "covered options" on securities in standard contracts traded on national securities exchanges. These Portfolios will write such options in order to receive the premiums from options that expire and to seek net gains from closing purchase transactions with respect to such options.

         Put and Call Options - These Portfolios may purchase put and call options, in standard contracts traded on national securities exchanges, on securities of issuers which meet the Portfolios' social criteria. These Portfolios will purchase such options only to hedge against changes in the value of securities the Portfolios hold and not for the purposes of speculation or leverage. In buying a put, a Portfolio has the right to sell the security at the exercise price, thus limiting its risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and any profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs.

         These Portfolios may purchase call options on securities that they may intend to purchase and that meet the Portfolios' social criteria. Such transactions may be entered into in order to limit the risk of a substantial increase in the market price of the security which the Portfolio intends to purchase. Prior to its expiration, a call option may be sold in a closing sale transaction. Any profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option plus the related transaction costs.

         Covered Options - These Portfolios may write only covered options on equity and debt securities in standard contracts traded on national securities exchanges. For call options, this means that so long as a Portfolio is obligated as the writer of a call option, that Portfolio will own the underlying security subject to the option and, in the case of put options, that Portfolio will, through its custodian, deposit and maintain either cash or securities with a market value equal to or greater than the exercise price of the option.

         When a Portfolio writes a covered call option, the Portfolio gives the purchaser the right to purchase the security at the call option price at any time during the life of the option. As the writer of the option, the Portfolio receives a premium, less a commission, and in exchange foregoes the opportunity to profit from any increase in the market value of the security exceeding the call option price. The premium serves to mitigate the effect of any depreciation in the market value of the security. Writing covered call options can increase the income of the Portfolio and thus reduce declines in the net asset value per share of the Portfolio if securities covered by such options decline in value. Exercise of a call option by the purchaser, however, will cause the Portfolio to forego future appreciation of the securities covered by the option.

         When a Portfolio writes a secured put option, it will gain a profit in the amount of the premium, less a commission, so long as the price of the underlying security remains above the exercise price.
However, the Portfolio remains obligated to purchase the underlying security from the buyer of the put option (usually in the event the price of the security funds below the exercise price) at any time during the option period. If the price of the underlying security falls below the exercise price, the Portfolio may realize a loss in the amount of the difference between the exercise price and the sale price of the security, less the premium received.

         These Portfolios may purchase securities that may be covered by call options solely on the basis of considerations consistent with the investment objectives and policies of the Portfolios. The Portfolio turnover rate may increase through the exercise of a call option; this will generally occur if the market value of a "covered" security increases and the portfolio has not entered into a closing purchase transaction.

         To preserve the Portfolio's status as a regulated investment company under Subchapter M of the Internal Revenue Code, it is the Portfolio's policy to limit any gains on put or call options and other securities held less than three months to less than 30% of a Portfolio's annual gross income.

         Risks Related to Options Transactions - The Portfolios can close out their respective positions in exchange-traded options only on an exchange which provides a secondary market in such options. Although these Portfolios intend to acquire and write only such exchange-traded options for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular option contract at any particular time. This might prevent the Portfolios from closing an options position, which could impair the Portfolios' ability to hedge effectively. The inability to close out a call position may have an adverse effect on liquidity because the Portfolio may be required to hold the securities underlying the option until the option expires or is exercised.

         Futures Transactions - These Portfolios may purchase and sell futures contracts ("futures contracts") but only when, in the judgment of the Advisor, such a position acts as a hedge against market changes which would adversely affect the securities held by the Portfolios.
These futures contracts may include, but are not limited to, market index futures contracts and futures contracts based on U.S. Government obligations.

         A futures contract is an agreement between two parties to buy and sell a security on a future date which has the effect of establishing the current price for the security. Although futures contracts by their terms require actual delivery and acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Upon buying or selling a futures contract, the Portfolio deposits initial margin with its custodian, and thereafter daily payments of maintenance margin are made to and from the executing broker. Payments of maintenance margin reflect changes in the value of the futures contract, with the Portfolio being obligated to make such payments if its futures position becomes less valuable and entitled to receive such payments if its positions become more valuable.

         These Portfolios may only invest in futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

         Futures contracts have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"). As series of a registered investment company, the Portfolios are eligible for exclusion from the CFTC's definition of "commodity pool operator," meaning that the Portfolios may invest in futures contracts under specified conditions without registering with the CFTC. Among these conditions are requirements that each Portfolio invest in futures only for hedging purposes and that the aggregate initial margin on futures contracts and premium on options relating to futures shall not exceed 5% of the Portfolio's assets. Futures contracts trade on contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee performance of the contracts.

         Options on Futures Contracts - These Portfolios may purchase and write put or call options and sell call options on futures contracts in which a Portfolio could otherwise invest and which are traded on a U.S. exchange or board of trade. The Portfolios may also enter into closing transactions with respect to such options to terminate an existing position; that is, to sell a put option already owned and to buy a call option to close a position where the Portfolio has already sold a corresponding call option.

         The Portfolios may only invest in options on futures contracts to hedge their respective existing investment positions and not for income enhancement, speculation or leverage purposes. Although some of the securities underlying the futures contract underlying the option may not necessarily meet the Portfolios' social criteria, any such hedge position taken by these Portfolios will not constitute a direct ownership interest in the underlying securities.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract-a long position if the option is a call and a short position if the option is a put-at a specified exercise price at any time during the period of the option. The Portfolios will pay a premium for such options purchased or sold. In connection with such options bought or sold, the Portfolios will make initial margin deposits and make or receive maintenance margin payments which reflect changes in the market value of such options. This arrangement is similar to the margin arrangements applicable to futures contracts described above.

         Put Options on Futures Contracts - The purchase of put options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. These Portfolios may purchase put options and sell put options on futures contracts that are already owned by that Portfolio. The Portfolios will only engage in the purchase of put options and the sale of covered put options on market index futures for hedging purposes.

         Call Options on Futures Contracts - The sale of call options on futures contracts is analogous to the sale of futures contracts and is used to protect the portfolio against the risk of declining prices. The purchase of call options on futures contracts is analogous to the purchase of a futures contract. These Portfolios may only buy call options to close an existing position where the Portfolio has already sold a corresponding call option, or for a cash hedge. The Portfolios will only engage in the sale of call options and the purchase of call options to cover for hedging purposes.

         Writing Call Options on Futures Contracts - The writing of call options on futures contracts constitutes a partial hedge against declining prices of the securities deliverable upon exercise of the futures contract. If the futures contract price at expiration is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings.

         Risks of Options and Futures Contracts - If one of these Portfolios has sold futures or takes options positions to hedge its portfolio against decline in the market and the market later advances, the Portfolio may suffer a loss on the futures contracts or options which it would not have experienced if it had not hedged. Correlation is also imperfect between movements in the prices of futures contracts and movements in prices of the securities which are the subject of the hedge. Thus the price of the futures contract or option may move more than or less than the price of the securities being hedged. Where a Portfolio has sold futures or taken options positions to hedge against decline in the market, the market may advance and the value of the securities held in the Portfolio may decline. If this were to occur, the Portfolio might lose money on the futures contracts or options and also experience a decline in the value of its portfolio securities. However, although this might occur for a brief period or to a slight degree, the value of a diversified portfolio will tend to move in the direction of the market generally.

         The Portfolios can close out futures positions only on an exchange or board of trade which provides a secondary market in such futures. Although the Portfolios intend to purchase or sell only such futures for which an active secondary market appears to exist, there can be no assurance that such a market will exist for any particular futures contract at any particular time. This might prevent the Portfolios from closing a futures position, which could require a Portfolio to make daily cash payments with respect to its position in the event of adverse price movements.

         Options on futures transactions bear several risks apart from those inherent in options transactions generally. The Portfolios' ability to close out their options positions in futures contracts will depend upon whether an active secondary market for such options develops and is in existence at the time the Portfolios seek to close their positions. There can be no assurance that such a market will develop or exist. Therefore, the Portfolios might be required to exercise the options to realize any profit.

Foreign  Currency   Transactions  (Not  applicable  to  CRI  Money  Market
Portfolio)

         Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("Term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         The Portfolios will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Advisors and Subadvisors believes that it is important to have the flexibility to enter into such forward contract when it determines that to do so is in a Portfolio's best interests.

         Foreign Currency Options (Not applicable to CRI Money Market or Balanced Portfolios).
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on or before a specified date. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller buyer may close its position any time prior to expiration of the option period. A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. Purchasing a foreign currency option can protect a Portfolio against adverse movement in the value of a foreign currency.

         Foreign Currency Futures Transactions. The Portfolio may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, it may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

         Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

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                         INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------

CRI BALANCED

Fundamental Investment Restrictions

         The Portfolio has adopted the following investment restrictions which, together with the foregoing investment objectives and fundamental policies, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions).

The Portfolio may not:

         1. Issue senior securities (except that it may borrow money as described in restriction 11 below).
         2. With respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities (other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities) of any one issuer (including repurchase agreements with any one bank).
         3. Purchase more than either (1) 10% in principal amount of the outstanding debt securities of an issuer, or (ii) 10% of the outstanding voting securities of an issuer, except that such restrictions shall not apply to securities issued or guaranteed by the United States Government or its agencies or instrumentalities.
         4. Invest more than 25% of its total assets in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, gas, gas transmission, electric, water, and telephone utilities each will be considered a separate industry. This restriction does not apply to obligations of domestic branches of domestic banks or savings and loan associations or to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
         5. Invest in companies for the purpose of exercising control (along or together with the other Portfolios).
         6. Purchase securities of other investment companies, [except in connection with a trustee's/director's deferred compensation plan, as long as there is no duplicaton of advisory fees; or] except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter or dealer's commission or profit, other than customary broker's commission, is involved, if immediately thereafter the Portfolio would own: (a) securities of investment companies having an aggregate value in excess of 10% of such Portfolio's total assets; (b) more than 3% of the outstanding voting stock of the investment company; or (c) securities of the investment company having an aggregate value in excess of 5% of the Portfolio's total assets.
         7. Purchase or sell interests in oil, gas or other mineral exploration or development programs, commodities, commodity contracts, real estate mortgage loans, except that each Portfolio may purchase securities of issuers which invest or deal in any of the above, and except that each Portfolio may invest in securities that are secured by real estate or real estate mortgages. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.
         8. Purchase any securities on margin (except that the Portfolio may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities) or make short sales of securities or maintain a short position.
         9. Make loans, except as provided in (10) below or through the purchase of obligations in private placements or by entering into repurchase agreements (the purchase of publicly-traded obligations are being considered the making of a loan).
         10. Lend its securities in excess of 10% of its total assets, provided that such loan shall be made in accordance with the guidelines set forth below under "Lending of Portfolio Securities."
         11. Borrow amounts in excess of 10% of its total assets taken at market value at the time of the borrowing, and then only from banks as a temporary measure for extraordinary or emergency purposes, or to meet redemption requests that might otherwise require the untimely disposition of securities, and not for investment or leveraging, except by entering into reverse repurchase agreements. Borrowings and reverse repurchase agreements combined will not exceed 1/3 of a Portfolio' total assets, and additional investments will not be made by a Portfolio if borrowings exceed 5% of its total assets.
         12. Mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by such Portfolio except as may be necessary in connection with reverse repurchase agreements or borrowings mentioned in (11) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of such Portfolio' total assets. In order to comply with certain state statutes, such Portfolio will not, as a matter of operating policy, mortgage, pledge or hypothecate its securities to the extent that at any time the percentage of the value of pledged securities plus the maximum sales charge will exceed 10% of the value of such Portfolio shares at the maximum offering price.
         13. Underwrite securities of other issuers except insofar as the Portfolio may be deemed an underwriter under the Securities Act of 1933 in selling shares of each Portfolio, and except as it may be deemed such in a sale of restricted securities.
         14. Write, purchase or sell puts, calls or combinations thereof, except in connection with when-issued securities.
         15. Invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets taken at market value at the time of the investment, would be invested in such securities.
         16. Participate on a joint (or a joint and several) basis in any trading account in securities (but this does not prohibit the "bunching" of orders for the sale or purchase of Portfolio securities with the other Portfolio or with other accounts advised or sponsored by the Investment Advisor or any of its affiliates to reduce brokerage commissions or otherwise to achieve best overall execution; see "Investment Advisor," below):
         17. Purchase or retain the securities of any issuer, if, to the knowledge of the Portfolio, officers and directors of the Portfolio, the Investment Advisor, or any subsidiary thereof, each owning beneficially more than 1/2 of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.
         18. Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days and other illiquid investments.

         To  comply  with  certain  state  investment  restrictions,   the
Portfolio will not, as a matter of operating policy, permit any Portfolio to purchase or otherwise acquire the securities of any issuer, other than securities issued or guaranteed as to principal and interest by the United States, if immediately after such purchase or acquisition the value of such investment, together with prior investments of that Portfolio in the securities of such issuer, would exceed 10% of the value of the Portfolio's assets. The Portfolio may change or modify this policy only if the Portfolio obtains a waiver of the applicable requirement from the commissioner of insurance of the state imposing the requirement.

CRI MONEY MARKET, BOND, EQUITY AND GLOBAL

Fundamental Investment Restrictions

         The Portfolios have adopted the following investment restrictions which, together with the foregoing investment objectives and fundamental policies, cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Portfolio at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. Shares have equal rights as to voting, except that only shares of a Portfolio are entitled to vote on matters affecting only that Portfolio (such as changes in investment objective, policies or restrictions).

None of these Portfolios may:

         1. With respect to 75% of assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer.
         2. Concentrate more than 25% of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby or with respect to investments in money market instruments of banks.
         3. Purchase more than 10% of the outstanding voting securities of any issuer.
         4. Make loans other than through the purchase of money market instruments and repurchase agreements or by the purchase of bonds, debentures or other debt securities. The purchase by the Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         5. Underwrite the securities of other issuers, except to the extent that in connection with the disposition of its portfolio securities, the Portfolio may be deemed to be an underwriter.
         6. Purchase from or sell to any of the Fund's officers or Directors, or firms of which any of them are members, any securities (other than capital stock of the Portfolio), but such persons or firms may act as brokers for the Portfolio for customary commissions.
         7. Borrow money, except from banks for temporary or emergency purposes and then only in an amount up to 10% of the value of the Portfolio's total assets and except by engaging in reverse repurchase agreements;
         provided, however, that it may only engage in reverse repurchase agreements so long as, at the time it enters into a reverse repurchase agreement, the aggregate proceeds from outstanding reverse repurchase agreements, when added to other outstanding borrowings permitted by this section, do not exceed 33 1/3% of the Portfolio's total assets. In order to secure any permitted borrowings and reverse repurchase agreements under this section, the Portfolio may pledge, mortgage or hypothecate its assets.
         8. Make short sales of securities or purchase any securities on margin except that the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by the Portfolio of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
         9. Write, purchase or sell puts, calls or combinations thereof except that the Portfolio may (a) write exchange-traded covered call options on portfolio securities and enter into closing purchase transactions with respect to such options, and the Portfolio may write exchange-traded covered call options on foreign currencies and secured put options on securities and foreign currencies and write covered call and secured put options on securities and foreign currencies traded over the counter, and enter into closing purchase transactions with respect to such options, (b) purchase exchange-traded call options and put options and purchase call and put options traded over the counter, provided that the premiums on all outstanding call and put options do not exceed 5% of its total assets, and enter into closing sale transaction with respect to such options, and (c) engage in financial futures contracts and related options transactions, provided that the sum of the initial margin deposits on the Portfolio's existing futures and related options positions and the premiums paid for related options would not exceed 5% of its total assets.
         10. Invest for the purpose of exercising control or management of another issuer.
         11. Invest in commodities, commodities futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         12. Purchase or retain securities issued by investment companies except to the extent permitted by the Investment Company Act of 1940, as amended; or in connection with a trustee's/director's deferred compensation plan, as long as there is no duplicaton of advisory fees.

Nonfundamental Investment Restrictions

         CRI Money Market, Bond, Equity and Global have adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. None of these Portfolios may:

         1. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         2. Purchase illiquid securities if more than 15% of the value of a Portfolio's net assets would be invested in such securities. A Portfolio may buy and sell rewrites outside the U.S. that are not registered with the SEC or marketable in the U.S.
         3. Purchase or retain securities of any issuer if the officers, directors of the Portfolio or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         4. Invest in warrants if more than 5% of the value of the Portfolio's net assets would be invested in such securities.
         5. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.

         Any investment restriction that involves a maximum percentage of securities or assets will not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets, and the excess is attributable to that event.

CRI STRATEGIC GROWTH

Fundamental Investment Restrictions

         The Portfolio has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. (The remaining 50% of its total assets may be invested without restriction except to the extent other investment restrictions may be applicable).
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3.       Make  loans  of  more  than  one-third  of  the
         assets of the Fund, or as permitted by law. The purchase by the Fund of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Trustees within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Purchase from or sell to any of the Fund's officers or trustees, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.
         6. Except as required in connection with permissible options, futures and commodity activities of the Fund, invest in commodities, commodity futures contracts, or real estate, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or enter into futures contracts and options on futures contracts, foreign currency futures, interest rate futures and options thereon.

Nonfundamental Investment Restrictions

         The Portfolio has adopted the following operating (i.e., non-fundamental) investment policies and restrictions which may be changed by the Board of Trustees without shareholder approval. The Portfolio may not:

         7. Purchase the securities of any issuer with less than three years continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         8. Invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         9. Invest, in the aggregate, more than 5% of its net assets in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute.
         10. Purchase or retain securities of any issuer if the officers, Trustees of the Fund or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         11. Invest in warrants if more than 5% of the value of the Fund's net assets would be invested in such securities.
         12. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.
         13. Borrow money in an amount exceeding one-third of the Fund's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Fund may pledge, mortgage or hypothecate its assets.
         14. Invest for the purpose of exercising control or management of another issuer.
         15. Invest in the shares of other investment companies, except as permitted by the 1940 Act or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Trustees.
         16. Purchase more than 10% of the outstanding voting securities of any issuer.

         For purposes of the Portfolio's concentration policy contained in restriction (2), above, the Portfolio intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

CRI CAPITAL ACCUMULATION

Fundamental Investment Restrictions

         The Portfolio has adopted the following investment restrictions which cannot be changed without the approval of the holders of a majority of the outstanding shares of the Portfolio. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Portfolio. The Portfolio may not:

         1. With respect to 50% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer. The remaining 50% of its total assets may be invested without restriction, except as disclosed elsewhere in the Prospectus or SAI and except that no more than 25% may be invested in the securities of any one issuer.
         2. Concentrate 25% or more of the value of its assets in any one industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities, and repurchase agreements secured thereby.
         3. Make loans of more than one-third of the assets of the Portfolio, or as permitted by law. The purchase by the Portfolio of all or a portion of an issue of publicly or privately distributed debt obligations in accordance with its investment objective, policies and restrictions, shall not constitute the making of a loan.
         4. Underwrite the securities of other issuers, except as permitted by the Board of Directors within applicable law, and except to the extent that in connection with the disposition of its portfolio securities, the Fund may be deemed to be an underwriter.
         5. Purchase from or sell to any of the Fund's officers or directors, or companies of which any of them are directors, officers or employees, any securities (other than shares of beneficial interest of the Portfolio), but such persons or firms may act as brokers for the Fund for customary commissions.
         6. Except as required in connection with permissible options, futures and commodity activities of the Portfolio, invest in commodities, commodity futures contracts, real estate or real estate limited partnerships, although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in commodities, commodity futures, real estate or real estate mortgages and provided that it may purchase or sell stock index futures, foreign currency futures, interest rate futures and options thereon.
         7. Invest in the shares of other investment companies, except as permitted by the 1940 Act or other applicable law, or pursuant to Calvert's nonqualified deferred compensation plan adopted by the Board of Directors in an amount not to exceed 10% or as permitted by law.
         8. Purchase more than 10% of the outstanding voting securities of any issuer.

Nonfundamental Investment Restrictions

         Capital Accumulation has adopted the following operating (i.e., nonfundamental) investment policies and restrictions which may be changed by the Board of Directors without shareholder approval. The Fund may not:

         9. Purchase the securities of any issuer with less than three years' continuous operation if, as a result, more than 5% of the value of its total assets would be invested in securities of such issuers.
         10. Invest, in the aggregate, more than 15% of its net assets in illiquid securities. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se illiquid.
         11. Invest, in the aggregate, more than 5% of its net assets in the securities of issuers restricted from selling to the public without registration under the Securities Act of 1933, excluding restricted securities eligible for resale pursuant to Rule 144A under that statute. Purchases of securities outside the U.S. that are not registered with the SEC or marketable in the U.S. are not per se restricted.
         12. Make short sales of securities or purchase any securities on margin except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The depositor payment by the Fund of initial or maintenance margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.
         13. Purchase or retain securities of any issuer if the officers, Directors of the Fund or its Advisors, owning beneficially more than 1/2 of 1% of the securities of such issuer, together own beneficially more than 5% of such issuer's securities.
         14. Invest in warrants if more than 5% of the value of the Portfolio's net assets would be invested in such securities.
         15. Invest in interests in oil, gas, or other mineral exploration or development programs or leases although it may invest in securities of issuers which invest in or sponsor such programs.
         16. Borrow money, except from banks for temporary or emergency purposes, and then only in an amount not to exceed one-third of the Portfolio's total assets, or as permitted by law. In order to secure any permitted borrowings under this section, the Portfolio may pledge, mortgage or hypothecate its assets.
         17. Invest for the purpose of exercising control or management of another issuer.

         For purposes of the Portfolio's concentration policy contained in restriction (2), above, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry.

         Any investment restriction which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom.

Virginia Law Restrictions

         In addition to the investment restrictions described above, the Portfolios will comply with restrictions contained in the current Virginia Insurance Laws in order that the assets of the Variable Accounts may be invested in Portfolio shares. The Virginia Insurance
Laws currently permit the Variable Accounts to invest in Portfolio shares without restricting the Portfolios' investments. However, those laws or their interpretation may change.

Lending of Portfolio Securities

         Subject to the investment restrictions above, a Portfolio may lend its securities to brokers, dealers and financial institutions and receive as collateral cash or United States Treasury securities. At all times while the loan is outstanding, collateral will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities, which will increase the current income the Portfolio lending its securities. Such loans will be terminable by the Portfolio at any time and will not be made to affiliates of the Portfolio. The Portfolio will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Portfolio may pay reasonable fees to persons unaffiliated with the Portfolio for arranging loans. The dividends, interest and other distributions received by the Portfolio on loaned securities, for tax purposes, may be treated as income other than qualified income for purposes of the 90% test discussed below under "Taxes." The Portfolios intend to lend their securities only to the extent that such activity does not jeopardize their qualification as a regulated investment company under certain provisions of the Internal Revenue Code. Loans of securities will be made only to firms that the Investment Advisor deems creditworthy. However, as with any extensions of credit, there are risks of delay in recovery and even loss of rights in the collateral should the borrower of securities fail financially.

When-Issued and Delayed Delivery Securities

         From time to time, in the ordinary course of business, each Portfolio may purchase securities on a when-issued or delayed delivery basis -- that is, delivery and payment can take place a month or more after the date of the transactions. The securities purchased in this manner are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Portfolio makes a commitment to purchase securities on a when-issued or delayed delivery basis, the price is fixed and the Portfolio will record the transaction and thereafter reflect the value, each day, of the security in determining the net asset value of the Portfolio. At the time of delivery of the securities, the value may be more or less than the purchase price.

         The Portfolio will enter commitments for when-issued or delayed delivery securities only when it intends to acquire the securities. Accordingly, each Portfolio will establish a segregated account with the Portfolio's custodian bank in which it will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. Subject to this restriction, a Portfolio may purchase these securities without limit.

--------------------------------------------------------------------------
                       INVESTMENT SELECTION PROCESS
--------------------------------------------------------------------------

         Investments in the Portfolios are selected on the basis of their ability to contribute to the dual objective of the Portfolios. The Subadvisors have each developed a number of techniques for evaluating the performance of issuers in each of these areas. The primary sources of information are reports published by the issuers themselves, the reports of public agencies, and the reports of groups which monitor performance in particular areas. These sources of information are sometimes augmented with direct interviews or written questionnaires addressed to the issuers. It should be recognized, however, that there are few generally accepted measures by which achievement in these areas can be readily distinguished; therefore, the development of suitable measurement techniques is largely within the discretion and judgment of the Advisors and Subadvisors of the Portfolio.

         In making investment selections, each Portfolio Manager determines and evaluates the appropriate portfolio composition on the basis of asset prices and the perceived consequences and probabilities of various economic outcomes that it deems possible. It then evaluates numerous individual securities as candidates to fulfill the Portfolio's investment objective and policies. Securities remain candidates for inclusion in the Portfolios only if their prices and other characteristics indicate that they have the potential to perform in a way that is representative of their class of securities under the different economic outcomes considered more probable by the Advisor or Subadvisor.

         Candidates for inclusion in any particular class of assets are then examined according to the social criteria. The issuers are classified into three categories of suitability under the social criteria. In the first category are those issuers which exhibit unusual positive accomplishment with respect to some of the criteria and do not fail to meet minimum standards with respect to the remaining criteria. To the greatest extent possible, investment selections are made from this group. In the second category are those issuers which meet minimum standards with respect to all the criteria but do not exhibit outstanding accomplishment with respect to any criterion. This category includes issuers which may lack an affirmative record of accomplishment in these areas but which are not known by the Advisor or Subadvisor to violate any of the social criteria. The third category under the social criteria consists of issuers which flagrantly violate, or have violated, one or more of those values, for example, a company which repeatedly engages in unfair labor practices. The Portfolios will not knowingly purchase the securities of issuers in this third category.

         It should be noted that the Portfolios' social criteria tend to limit the availability of investment opportunities more than is customary with other investment companies. The Advisor and Subadvisors, however, believe that within the first and second categories there are sufficient investment opportunities to permit full investment among issuers that satisfy the Portfolios' social investment objective.

         To the greatest extent possible, the same social criteria is applied to the purchase of non-equity securities as to equity investments. Bank certificates of deposit, commercial paper, repurchase agreements, and corporate bonds are judged in the same way as a prospective purchase of the bank's or issuing company's common stock. The Portfolios may invest, however, in certificates of deposit of banks and savings and loan associations in which the Portfolios would not otherwise invest because such institutions have assets of $1 billion or less, but generally only to the extent all such investments are fully insured as to principal by the Federal Deposit Insurance Corporation.

         Obligations issued by the U.S. Treasury, such as U.S. Treasury bills, notes and bonds, are supported by the full faith and credit of the U.S. Government. Certain obligations issued or guaranteed by a U.S. Government agency or instrumentality are supported by the full faith and credit of the U.S. Government. These include obligations issued by the Export-Import Bank, Farmers Home Administration, Government National Mortgage Association, Postal Service, Merchant Marine, and Washington Metropolitan Area Transit Authority. The Portfolios may also invest in other U.S. Government agency or instrumentality obligations which are supported only by the credit of the agency or instrumentality and may be further supported by the right of the issuer to borrow from the U.S. Treasury. Such obligations include securities issued by the Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Land Bank, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.

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                            PORTFOLIO TURNOVER
--------------------------------------------------------------------------

         Each   Portfolio  has  a  different   expected   annual  rate  of
portfolio turnover. Portfolio turnover is defined as the lesser of annual purchases or sales of portfolio securities divided by the monthly average of the value of the Portfolios' securities (excluding from the computation all securities, including options, with maturities or expiration dates at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Portfolio. Notwithstanding increased brokerage commission expenses, particular holdings may be sold at any time if investment judgment or Portfolio operations make a sale advisable.

         Under normal circumstances the turnover rate can be expected to be between 50% and 150%. For the fiscal years 1992, 1993, and 1994, the portfolio turnover rates for CRI Balanced were 15%, 14%, and 43%, respectively. For the same time periods, the portfolio turnover rates for CRI Capital Accumulation were 2%, 26%, and 79% respectively. For the 1992 period since inception (June 30, 1992) to December 31, 1992, and fiscal years 1993 and 1994, the portfolio turnover rates for the Bond series were 56%, 57%, and 12%, respectively. For the same time periods, the portfolio turnover rates for the Equity series were 7%, 4%, and 115%, respectively. For the same time periods, the portfolio turnover rates for the Global Equity series were 0%, 64%, and 84%, respectively.

         No Portfolio turnover rate can be calculated for CRI Money Market due to the short maturities of the instruments purchased. Portfolio turnover should not affect the income or net asset value of CRI Money Market because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

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                    PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------

         The Portfolios continuously offer their shares at prices equal to the respective net asset values of the Portfolios determined in the manner set forth below under "Determination of Net Asset Value." The Portfolios offer their shares, without sales charge, only for purchase by various Insurance Companies for allocation to their Variable Accounts. It is conceivable that in the future it may be disadvantageous for both annuity Variable Accounts and life insurance Variable Accounts of different Insurance Companies, to invest simultaneously in the Portfolios, although currently neither the Insurance Companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance policy holders of any Insurance Company. The Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between such policyholders and to determine what action, if any, should be taken in response to any conflicts.

         The Portfolios are required to redeem all full and fractional shares for cash. The redemption price is the net asset value per share, which may be more or less than the original cost, depending on the investment experience of the Portfolio. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or the Exchange is is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not practicable; or (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

--------------------------------------------------------------------------
                     DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------

         The net asset value of the shares of each Portfolio of the Fund is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities and expenses, and dividing by the number of shares of the Portfolio outstanding. Expenses are accrued daily, including the investment advisory fee. CRI Money Market attempts to maintain a constant net asset value of $1.00 per share; the net asset values of CRI Balanced, Equity, Global, Bond and Capital Accumulation fluctuate based on the respective market value of the Portfolio's investments. The net asset value per share of each of the Portfolios is determined every business day as of the close of the regular session of the New York Stock Exhcange (generally 4:00 p.m. Eastern time), and at such other times as may be necessary or appropriate. The Portfolios do not determine net asset value on certain national holidays or other days on which the New York Stock Exchange is closed: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Portfolio's net asset value per share is determined by dividing that Portfolio's total net assets (the value of its assets net of liabilities, including accrued expenses and fees) by the number of shares outstanding.

         The assets of CRI Balanced, Equity, Global Equity, Bond, Capital Accumulation and Strategic Growth are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities; (b) securities maturing within 60 days may be valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances; and (c) all other securities and assets for which market quotations are not readily available will be fairly valued by the Advisor in good faith under the supervision of the Board of Directors. Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values on their respective exchanges where primarily traded. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Exchange traded fixed income options are valued at the last sale price unless there is no sale price, in which event current prices provided by market makers are used. Over-the-counter fixed income options are valued based upon current prices provided by market makers. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the Portfolio's net asset value does not take place for contemporaneously with the determination of the prices of U.S. portfolio securities. For purposes of determining the net asset value all assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and offered quotations of such currencies against United States dollars at last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined which was likely to materially change the net asset value, then the instrument would be valued using fair value consideration by the Directors or their delegates.

         CRI Money Market's assets, including securities subject to repurchase agreements, are normally valued at their amortized cost which does not take into account unrealized capital gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

         Rule 2a-7 under the Investment Company Act of 1940 permits CRI Money Market's assets to be valued at amortized cost if the Portfolio maintains a dollar-weighted average maturity of 90 days or less and only purchases obligations having remaining maturities of thirteen months or less. Rule 2a-7 requires, as a condition of its use, that CRI Money Market invest only in obligations determined by the Directors to be of good quality with minimal credit risks and requires the Directors to establish procedures designed to stabilize, to the extent reasonably possible, the Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the Portfolio's net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share based on amortized cost. If such deviation exceeds 0.50%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind; or the establishment of a net asset value per share based upon available market quotations.

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                                  TAXES
--------------------------------------------------------------------------

         In 1994 the  Portfolios  qualified,  and in 1995  the  Portfolios intend to qualify, as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code (the "Code"). To qualify for treatment as a regulated investment company, each Portfolio must, among other things, have assets that meet certain requirements specified in the Code and (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains (without deduction for losses) from the sale or other disposition of stock or securities, and (ii) derive less than 30% of its gross income in each taxable year from gains (without deduction for losses) from the sale or other disposition of stock or securities held less than three months. If the Portfolio distributes substantially all of its net ordinary and capital gains income, the Portfolio qualifies as a regulated investment company and is relieved from paying federal income tax on amounts distributed. Each Portfolio will be taxed as a separate entity.

         Since the shareholders of the Portfolios are Insurance Companies, this Statement of Additional Information does not contain a discussion of the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of annuity or life insurance policies, see the prospectus for the policies.

--------------------------------------------------------------------------
                  CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------

CRI Money Market: Yield

         From time to time CRI Money Market advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of CRI Money Market refers to the actual income generated by an investment in the Portfolio over a particular base period of time. If the base period is less than one year, the yield is then "annualized." That is, the net change, exclusive of capital changes, in the value of a share during the base period is divided by the net asset value per share at the beginning of the period, and the result is multiplied by 365 and divided by the number of days in the base period. Capital changes excluded from the calculation of yield are: (1) realized gains and losses from the sale of securities, and (2) unrealized appreciation and depreciation. CRI Money Market's "effective yield" for a seven-day period is its annualized compounded yield during the period, calculated according to the following formula:

          Effective yield = [(base period return) + 1]365/7 minus 1

         For the seven-day period ended December 31, 1994, CRI Money Market's yield was 6.00% and its effective yield was 6.18%.

         The yield of the Money Market Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

CRI Bond: Yield

         CRI Bond may also advertise yield from time to time. Yield quotations are historical and are not intended to indicate future performance. Yield quotations for the Bond Portfolio refer to the aggregate imputed yield-to-maturity of each of the Portfolio's investments based on the market value as of the last day of a given thirty-day or one-month period, less accrued expenses (net of reimbursement), divided by the average daily number of outstanding shares entitled to receive dividends times the maximum offering price on the last day of the period, compounded on a "bond equivalent," or semiannual, basis. The Bond Portfolio's yield is computed according to the following formula:

                           Yield = 2[(+1)6 - 1]

where a = dividends and interest earned during the period using the aggregate imputed yield-to maturity for each of the Portfolio's investments as noted above; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. For the 30 days ended December 31, 1994, CRI Bond's yield was 6.84%.

         The yield of the Bond Portfolio will fluctuate in response to changes in interest rates and general economic conditions, portfolio quality, portfolio maturity, and operating expenses. Yield is not fixed or insured and therefore is not comparable to a savings or other similar type of account. Yield during any particular time period should not be considered an indication of future yield. It is, however, useful in evaluating a Portfolio's performance in meeting its investment objective.

CRI Balanced,  Equity,  Bond, Global,  Capital  Accumulation and Strategic
Growth: Total Return and Other Quotations

         CRI Balanced,  Equity,  Bond,  Global,  Capital  Accumulation and
Strategic  Growth  may each  advertise  "total  return."  Total  return is computed by taking the total number of shares purchased by a hypothetical $1,000 investment, adding all additional shares purchased within the period with reinvested dividends and distributions, calculating the value of those shares at the end of the period, and dividing the result by the initial $1,000 investment. For periods of more than one year, the cumulative total return is then adjusted for the number of years, taking compounding into account, to calculate average annual total return during that period.

         Total return is computed according to the following formula:

                             P(1 + T)n = ERV

where P = a hypothetical initial payment of $1,000; T = total return; n = number of years; and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period. Total return is historical in nature and is not intended to indicate future performance. Total return for the Series for the periods indicated are as follows:


Periods Ended
December 31, 1994                               SEC Total Return
============================================================================

CRI Balanced
One Year                            -3.30%
Five Years                           6.39%
From Inception<F1>                   8.00%

CRI Equity
One Year                             -9.58%
From Inception<F2>                    1.78%

CRI Bond
One Year                             -3.45%
From Inception<F3>                    2.72%
CRI Global Equity
One Year                             -2.13%
From Inception<F4>                    8.55%

CRI Capital Accumulation (formerly
known as CRI Ariel)
One Year                             -9.92%
From Inception<F5>                    4.88%

<F1>Average annual total return from September 2, 1986.
<F2>Average annual total return from June 30, 1992.
<F3>Average annual total return from June 30, 1992.
<F4>Average annual total return from June 30, 1992.
<F5>Average annual total return from July 16, 1991.




     Total return, like yield and net asset value per share, fluctuates in response to changes in market conditions. Neither total return nor yield for any particular time period should be considered an indication of future return.


                          INVESTMENT ADVISORY AGREEMENT


     The Investment Advisory agreement between the Fund's original investment advisor, Acacia Investment Management Corporation, and the Fund regarding
CRI Balanced was approved by the Fund's Board of Directors, including a majority of the Directors who were not interested persons of Acacia Investment Management Corporation, and by the shareholder of the Portfolio. The Investment Advisory Agreement was also approved on July 9, 1986, by Acacia National pursuant to the instructions of variable annuity and variable life insurance policyowners. On February 29, 1988, Calvert Asset Management Company, Inc. acquired all the assets and liabilities of Acacia Investment Management Corporation, including the rights and duties under the Advisory Agreement, pursuant to merger (see "Investment Advisor"). An amendment to the Investment Agreement adding CRI Money Market, Bond, Equity and Global were presented to the Fund's Board for approval in May 1992. Unless earlier terminated as described below, the Agreement will remain in effect indefinitely if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Portfolio, including a majority of the outstanding shares of each Portfolio, and (b) by a majority of the Directors who are not parties to such contract or interested persons (as defined by the Investment Company Act of 1940) of any such party. The Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by the vote of the shareholders of the Portfolio.

     The investment advisory fee described in the Prospectus will be accrued daily and allocated to the various Portfolios on the basis of the size of the respective Portfolio, as determined each day. There is no assurance that the Portfolio will reach a net asset level high enough to realize reduction to each Portfolio regardless of size on a "uniform percentage" basis. Determination of the portion of the net assets of each Portfolio to which a reduced rate is applicable is made by multiplying the net assets of that Portfolio by the "uniform percentage," which is derived by dividing the amount of the combined assets of all Portfolios to which such rate applies by such combined assets.

     The Investment Advisory Agreement provides that the Advisor will not be liable to the Portfolio or to any shareholder or policy owner for any error of judgment or mistake of law or for any loss suffered by the Portfolio or by any shareholder or policy owner in connection with matters to which the Investment Advisory Agreement relates, except a loss resulting form willful misfeasance, bad faith, gross negligence, or reckless disregard on the part of the advisor in the performance of its duties thereunder.

     For the Fund's fiscal years ended December 31, 1992, 1993, and 1994 respectively, CRI Balanced paid CAM a fee of $137,160, $292,412, and $425,429. CAM waived a portion of its advisory fee for 1992 for CRI Money Market, Bond, Equity, and Global Equity, and waived its entire fee for 1993 for CRI Money Market, Bond, and Equity. For 1994, CRI Money Market, Bond and Equity paid investment adviser fees of $14,484, $5,823, and $9,773, respectively. For 1993, CRI Global Equity paid investment advisory fees of $13,558, and received expense reimbursement of $2,354 by CAM. For 1994, CRI Global paid investment advisory fees of $46,185, and received expense reimbursements from CAM of $307. For the period from inception (July 16, 1991) through December 31, 1991, CRI Ariel paid CAM $519 and was reimbursed $4,903. For the 1992 fiscal year, CRI Ariel paid investment advisory fees of $1,924, and was reimbursed $3,045 from the Advisor. For 1993, CRI Ariel paid investment advisory fees of $22,809, and received no expense reimbursement from CAM. CAM paid Ariel Capital Management 0.05% of CRI Ariel's average daily net assets for use of the "Ariel" name.

Securities Activities of the Investment Advisor

     Securities held by the Portfolios may also be held by the Insurance Companies, their separate accounts or mutual funds for which the Investment Advisor or a Subadvisor acts as an investment advisor. Because of different investment objectives or other factors, any of these parties may buy shares of the Portfolios when one or more other clients are selling the same security. Such transactions will be done in a manner deemed equitable to all parties. To the extent that such transactions increase the demand for a Portfolio's shares, there may be an effect on share prices.

     When deemed to be in the best interest of the Portfolios, the Investment Advisors or Subadvisors may aggregate the securities with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and low brokerage commissions. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor or Subadvisor in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Portfolios and to the other accounts or companies involved. In some cases this procedure may adversely affect the size of the position obtainable for a Portfolio.

Payment of Expenses

     In addition to the portfolio management and investment advice described above, CAM also is obligated to perform certain administrative and management services and to provide all executive, administrative, clerical and other personnel necessary to operate the Portfolio and to pay the salaries of all these persons. CAM will furnish the Portfolio with office space, facilities, and equipment and pay the day-to-day expenses related to the operation and maintenance of such office space, facilities and equipment. Legal, accounting and all other expenses incurred in the organization of the Portfolio, including costs of registering under federal and state securities laws, will also be paid by CAM except with respect to those administrative services provided by Calvert Administrative Services Company to CRI Global pursuant to the Administrative Services Agreement. Those expenses not specifically stated in the Agreements as being paid by the Portfolio will be assumed by CAM.

     Expenses of the Fund will be accrued daily. Expenses that the respective Portfolios of the Fund will pay individually include, but are not limited to the following: brokerage commissions, dealer markups and other expenses incurred in the acquisition or disposition of any securities, printing costs (including the daily calculation of net asset value), interest, certain taxes, charges of the custodian and transfer agent, and other expenses attributable to a particular Portfolio. Expenses which will be allocated to the various Portfolios on the basis of the size of the respective portfolio, determined each day, include legal and auditing fees, expenses of shareholder and director meetings, independent director fees, bookkeeping expenses related to shareholder accounts, insurance charges, cost of printing and mailing shareholder reports and proxy statements, the cost to pay dividends and capital gain distributions, the costs of printing and mailing registration statements, the cost to pay dividends and capital gain distributions, the costs of printing and mailing registration statements and updated prospectuses to current shareholders, and the fees of any trade association of which the Portfolio is a member. Expenses resulting form legal actions involving the Portfolio and any amount for which it may be obligated to indemnify its officers, directors and employees, may either be directly applicable to particular Portfolios or allocated on the basis of the size of the respective Portfolios, depending on the nature of the legal action.

     CAM has agreed to reimburse the Portfolios for the amount, if any, by which the aggregate expenses of any Portfolios (including the Investment
Advisor's fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses) in any calendar year, exceed a certain percentage of the average daily net assets of the Portfolios, as detailed in the Prospectus.

Securities Transactions and Brokerage

     The Investment Advisor, and in some cases the Subadvisor, is primarily responsible for the investment decisions of each Portfolio, including decisions to buy and sell securities, the selection of brokers and dealers to effect the transactions, the placing of investment transactions, and the negotiation of brokerage commissions, if any. No Portfolio has any obligation to deal with any dealer or group of dealers in the execution of transactions in Portfolio securities. In placing orders, it is the policy of each Portfolio to obtain the most favorable net results, taking into account various factors, including price, dealer spread or commission, the size of the transaction, and difficulty of execution. While the Investment Advisor and Subadvisors generally seek reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

     If the securities in which a particular Portfolio invests are traded primarily in the over-the-counter market, the Portfolio will deal, where possible, with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. These "market makers" usually act as principals for their own account. On occasion, the Portfolios may purchase securities directly from the issuer. Bonds and money market securities are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. The cost of Portfolio securities transactions will consist primarily of brokerage commissions or dealer or underwriter spreads.

     Portfolio transactions are undertaken on the basis of their desirability from an investment standpoint. Investment decisions and the choice of brokers and dealers are made by the Advisor and Subadvisors under the direction and supervision of the Board of Directors. The Advisor and Subadvisors select broker-dealers on the basis of their professional capability and the value and quality of their services. The Advisor and Subadvisor reserve the right to place orders for the purchase or sale of portfolio securities with broker-dealers that have sold shares of the Portfolios or that provide the Portfolios with statistical, research, or other information and services. Although any statistical research or other information and services provided by broker-dealers may be useful to the Advisor and the Subadvisors, the dollar value of such information and services is generally indeterminable, and its availability or receipt does not serve materially to reduce the Advisor's or Subadvisor's normal research activities or expenses.

     The Advisors and Subadvisors may also execute portfolio transactions with or through broker-dealers that have sold shares of the Portfolio. However, such sales will not be a qualifying or disqualifying factor in a broker-dealer's selection nor will the selection of any broker-dealer be based on the volume of Portfolio shares sold. The Advisors or Subadvisors may compensate such broker-dealers at their own expense in consideration of their promotional and administrative services.


                             MANAGEMENT OF THE FUND


     The directors and officers of the Fund and their principal occupations are set forth below. Directors and Officers who are active employees of the Investment Advisor or its affiliates will not receive any additional compensation for their services to the Fund.


     6 CLIFTON S. SORRELL, JR., President and Chairman. Mr. Sorrell serves as President, Chief Executive Officer and Vice Chairman of Calvert
Group, Ltd., and as an officer and director of each of its affiliated companies. Mr. Sorrell is a director of Calvert-Sloan Advisers, L.L.C., and a director/trustee and officer of each of the other funds in the Calvert Group. 6 Directors or Officers deemed to be "interested persons" of the Fund, as defined in the Investment Company Act of 1940.

    1 CHARLES E. DIEHL, Trustee. Mr. Diehl is Vice President and Treasurer Emeritus of the George Washington University, and has retired from University Support Services, Inc. of Herndon, Virginia. He is also a Director of Acacia Mutual Life Insurance Company. Address: 1658 Quail Hollow Court, McLean, Virginia 22101.
     ARTHUR J. PUGH, Trustee. Mr. Pugh also serves as a Director of Acacia Federal Savings Bank. Address: 4823 Prestwick Drive, Fairfax, Virginia 22030.
     SOUTH TRIMBLE, III, Director. Mr. Trimble has been a partner in the law firm of Reasoner, Davis & Fox since 1956. Address: 888 17th
Street, N.W., Suite 800, Washington, DC 20006.
     FRANK H. BLATZ, JR., Esq., Director. Mr. Blatz is a partner in the law firm of Abrams, Blatz, Gran, Hendricks, & Reina, P.A. He is also a director/trustee of The Calvert Fund, Calvert Cash Reserves d/b/a
Money Management Plus, First Variable Rate Fund, Calvert Tax-Free
Reserves, and Calvert Municipal Fund, Inc. Address: 900 Oak Tree Road, South Plainfield, New Jersey 07080.
     1 ROBERT L. BENNETT, Vice President. Mr. Bennett is a Director of Calvert Group, Ltd. and its subsidiaries, President of Calvert
Shareholder Services, Inc., and Executive Vice President of Calvert
Group, Ltd. He is an officer of each of the investment companies in the Calvert Group of Funds.
     1 RONALD M. WOLFSHEIMER, Treasurer. Mr. Wolfsheimer is an officer of each of the Calvert Group Funds. He is also Senior Vice President and Controller of Calvert Group, Ltd. and its affiliated companies. Mr. Wolfsheimer is Vice President and Treasurer of Calvert-Sloan Advisers, L.L.C.
     1 WILLIAM M. TARTIKOFF, Esq., Vice President and Secretary. Mr. Tartikoff is General Counsel, Secretary, and Senior Vice President of Calvert Group, Ltd., and its subsidiaries, and is an officer of each of the other investment companies in the Calvert Group of Funds.Mr. Tartikoff is Vice President and Secretary of Calvert-Sloan Advisers, L.L.C., and is an officer of Acacia National Life Insurance Company.
     1 RENO J. MARTINI, Senior Vice President. Mr. Martini is Senior Vice President of Calvert Group, Ltd., and Senior Vice President and Chief Investment Officer of Calvert Asset Management Company, Inc. Mr.
Martini is also a director and officer of Calvert-Sloan Advisers, L.L.C.
     1 DANIEL K. HAYES, Vice President. Mr. Hayes is Vice President of Calvert Asset Management Company, Inc., and is an officer of each of the other investment companies in the Calvert Group of Funds.
     1 SUSAN WALKER BENDER, Esq., Assistant Secretary. Ms. Bender is Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds.
     7 BETH-ANN ROTH, Esq., Assistant Secretary. Ms. Roth is Associate General Counsel of Calvert Group, Ltd., and an officer of each of its subsidiaries and Calvert-Sloan Advisers, L.L.C. She is also an officer of each of the other investment companies in the Calvert Group of Funds. 7Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940, by virtue of of their affiliation with the Fund's Advisor.


     The address of Directors and Officers, unless otherwise noted, is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. Directors and Officers as a group beneficially own less than 1% of the outstanding shares of the Fund.


During fiscal 1994, directors of the Fund not affiliated with the Fund's Advisor were paid $2,243 by CRI Money Market, $16,145 by CRI Balanced, $502 by CRI Bond Portfolio, $992 by CRI Equity, $2,009 by CRI Global Equity, and $1,441 by CRI Capital Accumulation. Each Director of the Fund who is not affiliated with the Advisor receives a meeting fee of $500 for each Board meeting attended; such fees are allocated among the Series based upon their relative net assets. Directors not on any other Calvert Group Fund Boards receive an annual fee of $2,000.

     Directors of the Fund not affiliated with the Fund's Advisor ("noninterested persons") may elect to defer receipt of all or a percentage of their annual fees and invest them in any fund in the Calvert Family of Funds through the Directors/Trustees Deferred Compensation Plan (shown as "Pension or Retirement Benefits Accrued as part of Fund Expenses," below). Deferral of the fees is designed to maintain the parties in the same position as if the fees were paid on a current basis. Management believes this will have a negligible effect on the Fund's assets, liabilities, net assets, and net income per share, and will ensure that there is no duplication of advisory fees.

                                 Director Compensation Table - Fiscal Year 1994

                     Aggregate Compensation  Total Compensation  Registrant and
                     from  Pension or        from Benefits       Fund Complex
                     Retirement Fund         Accrued as part     paid to
                     for service as          of Fund Expenses    Directors
                     Director
Name of Director
--------------------------------------------------------------------------------
Frank H. Blatz, Jr.           $2,000            $2,000              $32,600
Charles E. Diehl              $2,000            $2,000              $35,300
Arthur J. Pugh                $2,000                $0              $36,500
South Trimble, III            $4,500            $4,500               $4,500

--------------------------------------------------------------------------------
                             METHOD OF DISTRIBUTION
--------------------------------------------------------------------------------
     The Fund has entered into an agreement with Calvert Distributors, Inc. ("CDI") whereby CDI, acting as principal underwriter for the Fund, makes a continuous offering of the Fund's securities on a "best efforts" basis.
Under the terms of the agreement, CDI is entitled to receive a fee from the
Fund of $15,000 per year. However, in the past CDI has waived this fee. No associated person or broker-dealer may have an interest in the fees payable to CDI. CDI is responsible for paying (i) all commissions or other fees to its associated persons which are due for the sale of the Policies, and (ii)
any compensation to other broker-dealers and their associated persons due under the terms of any sales agreement between CDI and the broker-dealers.
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
     The Fund was incorporated in Maryland on September 27, 1982. The authorized capital stock of the Fund consists of one hundred million shares of stock, par value of $1.00 per share. The Fund's Board of Directors may, from time to time, authorize the issuance of additional shares having the descriptions, powers and rights, and the qualifications, limitations, and restrictions thereof, as the Board of Directors may determine. The Board of Directors may also change the designation of any portfolio and may increase or decrease the number of shares of any portfolio, but may not decrease the number of shares of any Portfolio below the number of shares of that portfolio then outstanding. All shares of common stock have equal voting rights (regardless of the net asset value per share) except that only shares of the respective portfolio are entitled to vote on matters concerning only that portfolio. Pursuant to the Investment Company Act of 1940 and the rules and regulations thereunder, certain matters approved by a vote of all shareholders of the Fund may not be binding on a portfolio whose shareholders have not approved that matter. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective portfolio and, upon liquidation or dissolution, in net assets of such portfolio remaining after satisfaction of outstanding liabilities. The shares of each portfolio, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights. Holders of shares of any portfolio are entitled to redeem their shares as set forth above under "Purchase and Redemption of Shares." The shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any directors.

     The Fund's Board of Directors has adopted a "proportionate voting" policy, meaning that Insurance Companies will vote all of the Fund's shares, including shares the Insurance Companies hold, in return for providing the
Fund with its capital and in payment of charges made against the variable annuity or variable life separate accounts, in proportion to the votes received from contractholders or policyowners.
--------------------------------------------------------------------------------
                    REPORTS TO SHAREHOLDERS AND POLICYHOLDERS
--------------------------------------------------------------------------------
     The Fund will issue unaudited semi-annual reports showing the Fund's investments and other information, and it will issue annual reports containing financial statements audited by independent certified public auditors.
--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
     The Prospectus and this Statement of Additional Information do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the
Investment Company Act of 1940, to which reference is hereby made.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
     The audited financial statements for the Fund included in the Annual Report to Shareholders dated December 31, 1994, are expressly incorporated by reference and made a part of this Statement of Additional Information.
Copies of the Annual Report may be obtained free of charge by writing or calling the Fund.
--------------------------------------------------------------------------------
                     INDEPENDENT ACCOUNTANTS AND CUSTODIANS
--------------------------------------------------------------------------------
     The Board of Directors has appointed Coopers & Lybrand, L.L.P. as the Fund's independent accountants for fiscal year 1995. State Street Bank and
Trust Company of Boston, Massachusetts is custodian of the Fund's assets.
First National Bank of Maryland acts as custodian of certain of the Fund's cash assets.
--------------------------------------------------------------------------------
                                    APPENDIX
--------------------------------------------------------------------------------
Corporate Bond Ratings Description of Moody's Investors Service
Inc.'s/Standard & Poor's municipal bond ratings:

     Aaa/AAA: Best quality. These bonds carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. This rating indicates an extremely strong capacity to pay principal and interest.
     Aa/AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.
     A/A: Upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which make the bond somewhat more susceptible to the adverse effects of circumstances and economic conditions.
     Baa/BBB: Medium grade obligations; adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.
     Ba/BB, B/B, Caa/CCC, Ca/CC: Debt rated in these categories is regarded as predominantly speculative with respect to capacity to pay interest and repay principal. There may be some large uncertainties and major risk exposure to adverse conditions. The higher the degree of speculation, the lower the rating.
     C/C: This rating is only for no-interest income bonds.

     D: Debt in default; payment of interest and/or principal is in arrears.


Commercial Paper Ratings
Moody's Investors Services, Inc.

     A Prime rating is the highest commercial paper rating assigned by Moody's Investors Service, Inc. Issuers rated Prime are further referred to by use of numbers 1, 2, and 3 to denote relative strength within this highest classification. Among the factors considered by Moody's in assigning ratings for an issuer are the following: (1) management; (2) economic evaluation of the inherent uncertain areas;
(3) competition and customer acceptance of products; (4) liquidity;
(5) amount and quality of long-term debt; (6) ten year earnings trends; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

Standard & Poor's Corporation

     Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are better than the industry average. Long term senior debt rating is "A" or better. In some cases BBB credits may be acceptable. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established, the issuer has a strong position within its industry and the reliability and quality of management is unquestioned. Issuers rated A are further referred to by use of numbers 1, 2, and 3 to denote relative strength within this classification.

                        ACACIA CAPITAL CORPORATION
                   STATEMENTS OF OPERATIONS (continued)
                SIX MONTHS ENDED JUNE 30, 1995 (UNAUDITED)





                                                          CRI
                                                        CAPITAL
INVESTMENT INCOME                                    ACCUMULATION



     Interest Income                              $      2,615
     Dividend income                                    10,353
         Total investment income                        12,968

Expenses - Note B
     Investment advisory fee                            21,758
     Directors' fees and expenses                        1,266
     Federal and state registration fees                   224
     Insurance                                              71
     Postage and delivery                                   47
     Printing and stationery                             4,084
     Professional fees                                     867
     Miscellaneous expenses                                107
                                                   ___________
         Total expenses                                 28,424
                                                   ___________

         NET INVESTMENT INCOME (LOSS)                  (15,456)
                                                   ___________



REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments                188,613
Net realized gain (loss) on foreign currency
              -
Change in unrealized appreciation or
  depreciation of investments                        1,176,503
Change in unrealized appreciation or
  depreciation of foreign currency                           -

         NET REALIZED AND UNREALIZED GAIN
         (LOSS) ON INVESTMENTS AND FOREIGN
         CURRENCY                                    1,365,116

         NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS                  $1,349,660
                                                    __________
                                                    __________




                        ACACIA CAPITAL CORPORATION
             STATEMENTS OF ASSETS AND LIABILITIES (continued)
                        JUNE 30, 1995 (UNAUDITED)




                                                                 CRI
                                                               CAPITAL
                                                            ACCUMULATION

ASSETS
     Investments in securities, at value -
        see accompanying portfolio
                                                            $6,661,688
     Cash                                                      171,579
     Interest and dividends receivable                           1,938
     Receivable for securities sold                            171,609
     Receivable for shares sold                                      -
     Other assets                                                  297
           Total assets                                      7,007,111


LIABILITIES
     Payable to Calvert Asset Management Company,
       Inc. - Note B                                             5,606
     Payable for securities purchased                          192,254
     Payable for shares redeemed                                   590
     Accrued expenses and other liabilities                          -
                                                             _________
           Total liabilities                                   198,450
                                                             _________
               Net assets                                   $6,808,661
                                                             _________
                                                             _________

NET ASSETS

     Net assets consist of:
     Paid-in capital applicable to 51,873,106
        outstanding shares of common stock, for
        the CRI Balanced Portfolio, $1.00 par
        value (70,000,000 shares authorized)
     Paid-in capital applicable to 320,874
        outstanding shares of common stock, for
        the CRI Capital Accumulation Portfolio,
        $1.00 par value (4,000,000 shares authorized)        5,633,955
     Paid-in capital applicable to 90,840 outstanding
        shares of common stock, for the CRI Strategic
        Growth Portfolio, $1.00 par value (5,000,000
        shares authorized)
     Accumulated net investment income - net
        of distributions                                       (11,828)
     Accumulated realized gains (losses) on investments -
        net of distributions                                   (71,541)
     Accumulated realized gains (losses) on foreign
        currency transactions - net of distributions                 -
     Net unrealized appreciation (depreciation)
        on investments                                       1,258,075
     Net unrealized appreciation (depreciation) on
        foreign currency                                             -
                                                             _________
           Net assets                                       $6,808,661
                                                            __________
                                                            __________

NET ASSETS VALUE, offering and redemption price per share
     CRI Balanced Portfolio
         ($87,719,128 divided by 51,873,106 shares)
     CRI Capital Accumulation Portfolio
         ($6,808,661 divided by 320,874 shares)             $ 21.22
     CRI Strategic Growth Portfolio
         ($908,481 divided by 90,840 shares)

                                                                 Ex-99.17

   PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   August 31, 1995

                                                     CRI
                                                    Capital            CRI
                                                   Accumulation       Equity
                                                   Portfolio        Portfolio
                                                ---------------  ---------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -            $7,178,073       $2,660,866
    (Cost $5,686,897, $2,557,873
      and $8,244,770, respectively).
   Cash                                                372,693           54,801
   Interest and dividends receivable                     1,187            3,567
   Receivable for securities sold                      174,532           64,154
   Other assets                                         16,202         -
                                                ---------------  ---------------
     Total assets                                    7,742,687        2,783,388
                                                ---------------  ---------------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.        24,812            1,423
   Payable for securities purchased                    105,758           25,691
   Accrued expenses and other liabilities             -                   1,349
                                                 --------------  ---------------
     Total liabilities                                 130,570           28,463
                                                 --------------  ---------------
        Net assets                                  $7,612,117       $2,754,925
                                                ===============  ===============


 PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   August 31, 1995



                                                    Proforma        Proforma
                                                    Adjustments      Combined
                                                  ------------------------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -               -             $9,838,939
    (Cost $5,686,897, $2,557,873
      and $8,244,770, respectively).
   Cash                                                -                427,494
   Interest and dividends receivable                   -                  4,754
   Receivable for securities sold                      -                238,686
   Other assets                                        -                 16,202
                                                  -------------  ---------------
     Total assets                                      -             10,526,075
                                                  -------------  ---------------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.       -                 26,235
   Payable for securities purchased                    -                131,449
   Accrued expenses and other liabilities              -                  1,349
                                                  -------------  ---------------
     Total liabilities                                 -                159,033
                                                  -------------  ---------------
        Net assets                                     -             10,367,042
                                                  =============  ===============





   NET ASSETS
   -----------------------------------------------------------------------------

   Paid-in capital applicable to 328,606 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 154,804 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                   5,807,783        2,573,770
   Accumulated net investment income -
     net of distributions                             (18,660)           14,034
   Accumulated realized gains/(losses) on investments -
     net of distributions                              331,818           64,128
   Net unrealized appreciation (depreciation) on
     investments                                     1,491,176          102,993
                                                ---------------  ---------------
        Net assets                                  $7,612,117       $2,754,925
                                                ===============  ===============


   NET ASSETS                                       $7,612,117       $2,754,925
                                                ===============  ===============

   SHARES OUTSTANDING                                  328,606          154,804
                                                ===============  ===============

   NET ASSET VALUE                                      $23.16           $17.80
                                                ===============  ===============

 Paid-in capital applicable to 328,606 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 154,804 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                     -              8,381,553
   Accumulated net investment income -
     net of distributions                              -                (4,626)
   Accumulated realized gains/(losses) on investments -
     net of distributions                              -                395,946
   Net unrealized appreciation (depreciation) on
     investments                                       -              1,594,169
                                                 --------------  ---------------
        Net assets                                                   10,367,042
                                                 ==============  ===============


   NET ASSETS                                                        10,367,042
                                                                 ===============

   SHARES OUTSTANDING<F1>                                              447,583
                                                                 ===============

   NET ASSET VALUE                                                      $23.16
                                                                 ===============

<F1> The proforma combined shares outstanding consists of 328,606 shares of CRI Capital Accumulation Portfolio and 118,977 shares of CRI Equity Portfolio.

See Notes to Proforma Financial Statements.

   PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
   CRI Capital Accumulation Portfolio
   CRI Equity Portfolio
   Eight Months Ended August 31, 1995


                                                          CRI
                                                       Capital           CRI
                                                     Accumulation       Equity
                                                      Portfolio       Portfolio
                                                 --------------  ---------------

   INVESTMENT INCOME
   -----------------------------------------------------------------------------
   Interest Income                                     $5,704           $1,173
   Dividend Income                                     13,898           24,999
                                                 --------------  ---------------
     Total investment income                           19,602           26,172
                                                 --------------  ---------------

   EXPENSES
   Investment advisory fee                             32,958           11,148
   Contract services                                    1,097                5
   Custodian fee                                       -                    (4)
   Directors' fees and expense                          1,495               85
   Federal and state registration fees                    314         -
   Insurance                                               95         -
   Postage and delivery                                 2,038               68
   Printing and stationery                              3,200            1,134
   Professional fees                                      593              204
   Miscellaneous expenses                                 100         -
   Less: Reimbursement from Advisor                   -               -
                                                 --------------  ---------------
     Total expenses                                    41,890           12,640
                                                 --------------  ---------------

        NET INVESTMENT INCOME                        (22,288)           13,532
                                                 --------------  ---------------





                                                      Proforma        Proforma
                                                     Adjustments      Combined
                                                  ------------------------------

   INVESTMENT INCOME
   ------------------------------------------------ ----------------------------
   Interest Income                                     -                 $6,877
   Dividend Income                                     -                 38,897
                                                 -------------  ---------------
     Total investment income                           -                 45,774
                                                 -------------  ---------------

   EXPENSES
   Investment advisory fee                               2,776           46,882
   Contract services                                   -                  1,102
   Custodian fee                                       -                    (4)
   Directors' fees and expense                         -                  1,580
   Federal and state registration fees                 -                    314
   Insurance                                           -                     95
   Postage and delivery                                -                  2,106
   Printing and stationery                             -                  4,334
   Professional fees                                   -                    797
   Miscellaneous expenses                              -                    100
   Less: Reimbursement from Advisor                    -                      0
                                                  -------------  ---------------
     Total expenses                                      2,776           57,306
                                                  -------------  ---------------

        NET INVESTMENT INCOME                          (2,776)         (11,532)
                                                  -------------  ---------------





   REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   -----------------------------------------------------------------------------


   Net realized gain (loss) on investments            591,972          133,085
   Change in unrealized appreciation
    or depreciation of investments                  1,409,604          261,805
                                                --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                      2,001,576          394,890
                                                 --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      $1,979,288         $408,422
                                                 ==============  ===============


   AVERAGE NET ASSETS                               6,232,443        2,570,062
                                                 ==============  ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS              1.01%            0.74%


                                                 ==============  ===============

 REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   -----------------------------------------------------------------------------

   Net realized gain (loss) on investments            -                725,057
   Change in unrealized appreciation
    or depreciation of investments                    -              1,671,409
                                                 --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                        -              2,396,466
                                                 --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                      $ ($2,776)       $2,384,934
                                                 ==============  ===============


   AVERAGE NET ASSETS                                                8,802,505
                                                 ====            ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS<F1>                           0.98%
                                                 ====            ===============


The  proforma  combined  statement  of  operations   presented  above  does  not
necessarity  reflect  what the  results  of  operations  would  have been if the entities had been merged on January 1, 1995.  In  addition,  the expenses do not include  the cost of merging  the two funds.  Investment  advisory  fees will be based on 0.80% average net assets of the combined fund.

<F1> Ratios of expenses to average net assets are annualized.


See Notes to Proforma Financial Statements.

                     Notes to Proforma Financial Statements
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                 August 31, 1995
                                   (Unaudited)

     - Note A - General -

     The pro forma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The combination would be accomplished by an exchange of shares of CRI Equity Portfolio for shares of CRI Capital Accumulation Portfolio at net asset value. CRI Capital Accumulation Portfolio and CRI Equity Portfolio are both series of Acacia Capital Corporation (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended ("Act"), as an open-end management investment company. The Fund operates as a series fund, each issuing a separate class of common stock. Shares of the CRI Capital Accumulation Portfolio and CRI Equity Portfolio are offered only to separate accounts of insurance companies at a price equal to their respective net asset values per share, without a sales charge.


     -  Note  B  -

     Significant   Accounting  Policies  -  Portfolio  Valuation:
     Investments in the Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities: (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances: and (c) fair values for all other securities and assets for which market quotations are not readily available are determined by the Advisor in good faith under the supervision of the Board of Directors. The Portfolios may enter into repurchase agreements with recognized financial institutions and in all instances hold the underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes: It is the policy of the Portfolios to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

     - Note C -

     Investment Advisory Fee And Other Transactions With Affiliates -
     The  combined  Portfolio's   Investment  Advisor  would  be  Calvert  Asset
     Management Company, Inc. For information on management fees and other transactions with affiliates see the Prospectus/Proxy Statement.

            PROFORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                December 31, 1994



                                                         CRI
                                                       Capital            CRI
                                                      Accumulation       Equity
                                                      Portfolio        Portfolio
                                                    ---------------  -----------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -                $2,492,148    $2,613,271
    (Cost $2,410,576, $2,772,084
      and $5,182,660, respectively).
   Cash                                                  4,968,242       336,358
   Interest and dividends receivable                        11,257         6,726
   Receivable for securities sold                          492,903         -
   Other assets                                                 95         -
                                                    ---------------  -----------
     Total assets                                        7,964,645     2,956,355
                                                    ---------------  -----------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.             4,085         1,569
   Payable for securities purchased                      2,271,389       281,891
   Accrued expenses and other liabilities                      350           600
                                                    ---------------  -----------
     Total liabilities                                   2,275,824       284,060
                                                    ---------------  -----------
        Net assets                                      $5,688,821    $2,672,295
                                                    ===============  ===========




                                                         Proforma       Proforma
                                                        Adjustments     Combined
                                                    -- -------------------------

   ASSETS
   -----------------------------------------------------------------------------
   Investments in securities, at value -                    -         $5,105,419
    (Cost $2,410,576, $2,772,084
      and $5,182,660, respectively).
   Cash                                                     -          5,304,600
   Interest and dividends receivable                        -             17,983
   Receivable for securities sold                           -            492,903
   Other assets                                             -                 95
                                                    -- -------------  ----------
     Total assets                                           -         10,921,000
                                                    -- -------------  ----------

   LIABILITIES
   -----------------------------------------------------------------------------
   Payable to Calvert Asset Management Co., Inc.            -              5,654
   Payable for securities purchased                         -          2,553,280
   Accrued expenses and other liabilities                   -                950
                                                    -- -------------  ----------
     Total liabilities                                      -          2,559,884
                                                    -- -------------  ----------
        Net assets                                          -         $8,361,116
                                                    == =============  ==========



   NET ASSETS
   ----------------------------------------------------------------------------


   Paid-in capital applicable to 335,226 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 175,508 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                       5,863,775     2,899,562
   Accumulated net investment income -
     net of distributions                                    3,628           502
   Accumulated realized gains/(losses) on investments -
     net of distributions                                (260,154)      (68,957)
   Net unrealized appreciation (depreciation) on
     investments                                            81,572     (158,812)
                                                    ---------------  -----------
        Net assets                                      $5,688,821    $2,672,295
                                                    ===============  ===========


   NET ASSETS                                           $5,688,821    $2,672,295
                                                    ===============  ===========

   SHARES OUTSTANDING                                      335,226       175,508
                                                    ===============  ===========

   NET ASSET VALUE                                          $16.97        $15.23
                                                    ===============  ===========


 NET ASSETS
   ----------------------------------------------------------------------------


   Paid-in capital applicable to 335,226 outstanding
     shares of common stock, for the CRI Capital Accumu-
     lation Portfolio, $1.00 par value, (4,000,000 shares
     authorized) and for 175,508 outstanding shares,
     for the CRI Equity Portfolio, $1.00 par value,
     (2,000,000 shares authorized)                            -        8,763,337
   Accumulated net investment income -
     net of distributions                                     -            4,130
   Accumulated realized gains/(losses) on investments
     net of distributions                                     -        (329,111)
   Net unrealized appreciation (depreciation) on
     investments                                              -         (77,240)
                                                    ---- -------------  --------
        Net assets                                                    $8,361,116
                                                    ==== ============= =========


   NET ASSETS                                                         $8,361,116
                                                    ====            ============

   SHARES OUTSTANDING                                                492,738 (1)
                                                    ====             ===========

   NET ASSET VALUE                                                        $16.97
                                                    ====             ===========



(1) The proforma combined shares outstanding consists of 335,226 shares of CRI Capital Accumulation Portfolio and 157,512 shares of CRI Equity Portfolio.

See Notes to Proforma Financial Statements.

                  PROFORMA STATEMENT OF OPERATIONS (UNAUDITED)
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                          Year Ended December 31, 1994

                                                      CRI

                                                    Capital           CRI
                                                  Accumulation       Equity
                                                   Portfolio       Portfolio
                                                 --------------  ---------------


   INVESTMENT INCOME
   ----------------------------------------------------------------------------
   Interest Income                                  -                    $88
   Dividend Income                                  $79,613           48,906
                                               --------------  ---------------
     Total investment income                         79,613           48,994
                                               --------------  ---------------

   EXPENSES
   Investment advisory fee                           39,358            9,773
   Contract services                                -                    431
   Custodian fee                                    -                    388
   Directors' fees and expense                        1,441              992
   Federal and state registration fees                   72               18
   Insurance                                            163         -
   Postage and delivery                                  61              140
   Printing and stationery                              157            4,176
   Professional fees                                  1,466            1,086
   Miscellaneous expenses                                27              205
   Less: Reimbursement from Advisor                  -                (2,723)
                                               --------------  ---------------
     Total expenses                                  42,745           14,486
                                               --------------  ---------------

        NET INVESTMENT INCOME                        36,868           34,508
                                               --------------  ---------------




                                                     Proforma        Proforma
                                                    Adjustments      Combined
                                                ------------------------------
   INVESTMENT INCOME
   ---------------------------------------------------------------------------


   Interest Income                                  -                    $88
   Dividend Income                                  -                128,519
                                                -------------  ---------------
     Total investment income                        -                128,607
                                                -------------  ---------------

   EXPENSES
   Investment advisory fee                           14,534           63,665
   Contract services                                -                    431
   Custodian fee                                    -                    388
   Directors' fees and expense                      -                  2,433
   Federal and state registration fees              -                     90
   Insurance                                        -                    163
   Postage and delivery                             -                    201
   Printing and stationery                          -                  4,333
   Professional fees                                -                  2,552
   Miscellaneous expenses                           -                    232
   Less: Reimbursement from Advisor                   2,723                0
                                                -------------  ---------------
     Total expenses                                  17,257           74,488
                                                -------------  ---------------

        NET INVESTMENT INCOME                      (17,257)           54,119
                                                -------------  ---------------



   REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   ----------------------------------------------------------------------------


   Net realized gain (loss) on investments        (260,154)         (51,195)
   Change in unrealized appreciation
    or depreciation of investments                (358,629)        (242,697)
                                               --------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                    (618,783)        (293,892)
                                               --------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    ($581,915)       ($259,384)
                                               ==============  ===============


   AVERAGE NET ASSETS                            5,418,204        2,539,944
                                               ==============  ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS           0.79%            0.57%

                                               ==============  ===============

 REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS
   ----------------------------------------------------------------------------


   Net realized gain (loss) on investments         -              (311,349)
   Change in unrealized appreciation
    or depreciation of investments                 -              (601,326)
                                                -------------  ---------------

   NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS                     -              (912,675)
                                                -------------  ---------------

   NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                    ($17,257)       ($858,556)
                                                =============  ===============


   AVERAGE NET ASSETS                                            7,958,148
                                                               ===============

   RATIO OF EXPENSES TO AVERAGE NET ASSETS                            0.94%
                                                               ===============


The proforma combined statement of operations presented above does not necessarity reflect what the results of operations would have been if the entities had been merged on January 1, 1994. In addition, the expenses do not include the cost of merging the two funds. Investment advisory fees will be based on 0.80% average net assets of the combined fund.

See Notes to Proforma Financial Statements.

                     Notes to Proforma Financial Statements
                       CRI Capital Accumulation Portfolio
                              CRI Equity Portfolio
                                December 31, 1994
                                   (Unaudited)

     - Note A -

     General - The pro forma schedule of statements of assets and liabilities gives the effect of the proposed combination of the Portfolios. The combination is accounted for as a tax-free merger of investment companies. The proforma statement of operations presents the operations of the Portfolios on a combined basis and is presented for information purposes only: however it is not necessarily representative of what the combined result of the Portfolios would have been had the combination occurred at the beginning of the fiscal year. The combination would be accomplished by an exchange of shares of CRI Equity Portfolio for shares of CRI Capital Accumulation Portfolio at net asset value. CRI Capital Accumulation Portfolio and CRI Equity Portfolio are both series of Acacia Capital Corporation (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended ("Act"), as an open-end management investment company. The Fund operates as a series fund, each issuing a separate class of common stock. Shares of the CRI Capital Accumulation Portfolio and CRI Equity Portfolio are offered only to separate accounts of insurance companies at a price equal to their respective net asset values per share, without a sales charge.


     -  Note  B  -

     Significant   Accounting  Policies  -  Portfolio  Valuation:
     Investments in the Portfolios are valued as follows: (a) securities for which market quotations are readily available are valued at the most recent closing price, mean between bid and asked price, or yield equivalent as obtained from one or more market makers for such securities: (b) securities maturing within 60 days are valued at cost, plus or minus any amortized discount or premium, unless the Board of Directors determines such method not to be appropriate under the circumstances: and (c) fair values for all other securities and assets for which market quotations are not readily available are determined by the Advisor in good faith under the supervision of the Board of Directors. The Portfolios may enter into repurchase agreements with recognized financial institutions and in all instances hold the underlying securities with a value at least equal to the total repurchase price such financial institutions have agreed to pay.

     Securities Transactions and Investment Income: Securities transactions are recorded on a trade basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of premium and discount on short-term investments, is recorded on the accrual basis.

     Federal Income Taxes: It is the policy of the Portfolios to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, and to make distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

     - Note C -

     Investment Advisory Fee And Other Transactions With Affiliates -
     The  combined  Portfolio's   Investment  Advisor  would  be  Calvert  Asset
     Management Company, Inc. For information on management fees and other transactions with affiliates see the Prospectus/Proxy Statement.

                      ACACIA CAPITAL CORPORATION
       CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (94.9%)                    Shares         Value    net assets
---------------------------------------------------------------------------


  Airline (1.0%)
      Atlantic Coast Airlines, Inc. (1)      2,000       $15,250
      AMR Corp.                                700        49,350
      Comair Hldgs, Inc.                     1,500        37,875
                                                     ------------
                                                         102,475      0.99%
                                                     ------------

  Auto (0.8%)
      Federal Mogul Corp.                   3,750         83,438
                                                     ------------
                                                          83,438      0.80%
                                                     ------------

  Biotechnology (0.7%)
      Amgen, Inc. (1)                        1,600        76,600
                                                     ------------
                                                          76,600      0.74%
                                                     ------------

  Business Equipment and Services (0.6%)
     Corporate Express, Inc. (1)             1,500        35,063
     U.S. Office Products Co.                1,400        24,150
                                                     ------------
                                                          59,213      0.57%
                                                     ------------

  Capital Goods (0.6%)
     Hubbell, Inc., Class B                  1,100        64,488
                                                     ------------
                                                          64,488      0.62%
                                                     ------------

  Chemicals (2.2%)
     Minerals Technologies, Inc. (1)           600        21,750
     Morton International, Inc.              2,100        68,250
     Praxair, Inc.                           3,700        96,200
     Sigma Aldrich Corp.                       900        43,200
                                                     ------------
                                                         229,400      2.21%
                                                     ------------

  Communication Equipment (3.8%)
     Cisco Systems, Inc. (1)                 1,700       111,563
     Colonial Data Technologies              2,500        45,313
     DSC Communications Corp.                  600        31,500
     Itron, Inc. (1)                         2,500        62,500
     Spectran Corp. (1)                        500        23,125
     Teltrend, Inc.                          3,000        70,500
     Vtel Corp. (1)                          2,500        51,250
                                                     ------------
                                                         395,750      3.82%
                                                     ------------

  Computers - Equipment and Services (0.6%)
     Digital Equipment Corp. (1)             1,500        62,625
                                                     ------------
                                                          62,625      0.60%
                                                     ------------
                                                     ------------

  Computers - Software (10.5%)
     Cheyenne Software, Inc. (1)             1,600        33,000
     Computer Associates International, Inc. 1,600       111,200
     Compuware Corp.                         1,400        32,249
     Datalogix International, Inc. (1)       2,500        58,750
     Excalibur Technologies Corp. (1)        3,000        49,500
     Imnet Systems, Inc.                     7,000       129,500
     Legato Systems, Inc.                    2,000        47,000





                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)



EQUITY SECURITIES (CON'T)                    Shares         Value
------------------------------------------------------------------------------


  Computers - Software Continued
     Macromedia, Inc. (1)                    1,100       $54,725
     Mercury Interactive Corp.               2,000        45,250
     Microsoft Corp. (1)                       900        83,250
     Network Gen Corp.                       1,500        52,781
     Number Nine Visual Technology             800        14,756
     Oracle Sys Corp. (1)                    1,650        66,206
     Softkey International, Inc. (1)         1,500        59,813
     Sterling Software, Inc. (1)             1,100        49,088
     Symantec Corp. (1)                      1,500        43,313
     Syncronys Softcorp                      1,100        28,600
     Touchstone Software Corp.               2,000        31,000
     Veritas Software Co.                    2,000        51,000
     Viasoft, Inc.                           4,500        47,250
                                                     ------------
                                                                      10.50%
                                                     ------------

  Computers - Systems (6.0%)
     3d Sys Corp.                              566         9,268
     Adaptive Solutions, Inc.                5,500        37,125
     Asyst Technologies, Inc. (1)            1,000        45,250
     Bay Networks, Inc. (1)                  1,800        85,500
     Data Race, Inc. (1)                     5,000        32,188
     Discreet Logic (1)                      2,000        81,000
     Gandalf Technologies, Inc.              8,000        61,500
     Mentor Graphics Corp. (1)               1,300        25,025
     Meridian Data, Inc.                     3,600        31,050
     Microcom, Inc.                          2,000        40,000
     Networth, Inc.                          3,000        45,750
     Optical Data Sys, Inc. (1)              1,300        42,575
     Rasterops                               3,500        34,563
     Verifone, Inc. (1)                      2,000        56,750
                                                     ------------
                                                         627,543       6.05%
                                                     ------------
                                                     ------------

  Consumer Products (2.4%)
    Black and Decker Corp.                   4,000       129,500
    Masco Corp.                              2,200        61,600
    Whirlpool Corp.                          1,100        59,950
                                                     ------------
                                                         251,050      2.42%
                                                     ------------

  Cosmetics (0.5%)
     Guest Supply, Inc. (1)                  1,500        49,500
                                                     ------------
                                                          49,500      0.48%
                                                      ------------
                                                      ------------

  Delivery (0.8%)
     Federal Express Corp. (1)               1,200        86,100
                                                      ------------
                                                          86,100      0.83%
                                                      ------------

  Electrical Equipment (2.0%)
     AFC Cable Sys, Inc. (1)                 2,900        58,000
     Checkpoint Sys, Inc. (1)                3,000        72,000
     Kulicke & Soffa Inds, Inc. (1)          2,000        77,750
                                                      ------------

                                                         207,750     2.00%
                                                      ------------

                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
------------------------------------------------------------------------------


  Electronics - Defense (1.3%)
     Alpha Inds, Inc. (1)                    4,000       $68,500
     Trimble Navigation Ltd.                 2,000        64,250
                                                     ------------
                                                         132,750    1.28%
                                                     ------------

  Electronics - Instruments (3.2%)
     Intermagnetics Gen Corp.                2,575        43,453
     Sensormatic Electronics Corp. (1)       2,800        58,800
     Ultratech Stepper, Inc.                 2,500        98,750
     U.S. Order, Inc.                        3,000        66,750
     Veeco Instrs, Inc.                      3,000        67,500
                                                     ------------
                                                         335,253    3.23%
                                                     ------------

  Electronics - Semiconductors (11.4%)
     Adaptec, Inc. (1)                       2,200        93,500
     Anadigics, Inc. (1)                     1,000        30,000
     Brooktree Corp.                         1,500        29,813
     Chips & Technologies, Inc. (1)          4,000        55,000
     E M C Corp. (1)                         5,300       108,650
     Flextronics International               1,200        26,100
     GaSonics International, Inc. (1)        1,400        48,650
     Input/Output, Inc. (1)                  1,600        59,600
     Intel Corp.                             1,800       110,475
     OEA, Inc.                               1,100        33,000
     Ontrak Sys, Inc.                        1,800        48,375
     Photronic, Inc. (1)                     1,750        61,223
     PRI Automation, Inc. (1)                1,000        37,750
     Quality Semiconductor, Inc.             2,000        34,500
     Sanmina Corp. (1)                         500        22,750
     Seeq Technology, Inc.                  15,000        53,438
     Semiconductor Pkg Materials, Inc.       4,800        60,000
     Sierra Semi Conductor Corp. (1)         1,000        49,375
     Solectron Corp. (1)                     1,500        53,250
     Uniphase Corp. (1)                      1,500        47,438
     Vishay Intertechnology, Inc.            1,730        70,065
     Zilog, Inc. (1)                         1,000        44,500
                                                     ------------
                                                                     11.36%
                                                     ------------

  Entertainment (0.6%)
     Sanctuary Woods Multimedia Corp.        9,000        59,625
                                                     ------------
                                                          59,625      0.58%
                                                     ------------


  Freight Transportation (1.3%)
    Ryder System, Inc.                       3,000        72,750
    TNT Freightways Corp. (1)                3,000        62,250
                                                     ------------
                                                         135,000      1.30%
                                                     ------------

  Financial Services (8.0%)
     BankAmerica Corp.                       1,500        84,750
     Chemical Bkg Corp.                      1,900       110,675
     Citicorp                                  400        26,550



                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
-------------------------------------------------------------------------------

  Financial Services Continued
     Dean Witter Discover & Co.             1,500       $76,500
     Federal Home Loan Mortgage Corp.       1,400        89,950
     First USA, Inc.                        1,100        50,600
     Glendale Federal Bank Federal
        Savings Bank (1)                    4,800        75,600
     Green Tree Finl Corp.                  1,900       110,675
     Grupo Financiero Serfin, S.A. (1)      3,300        16,500
     ISB Financial Corp. (1)                4,500        69,750
     Price T. Rowe & Associates, Inc.       1,800        85,500
     Roosevelt Finl Group, Inc.             1,800        32,625
                                                    ------------
                                                        829,675        8.00%
                                                    ------------

  Health Care (4.5%)
     American Homepatient, Inc. (1)         1,000        29,000
     CRA Managed Care, Inc. (1)             2,000        41,000
     Health Care & Retirement  Corp. (1)    1,600        50,400
     Healthcare Compare Corp. (1)           1,300        48,913
     Healthsource, Inc. (1)                 1,000        40,000
     Healthsouth Corp. (1)                  3,500        82,688
     Manor Care, Inc.                       2,300        74,463
     OccuSystems, Inc. (1)                  2,000        42,000
     United Healthcare Corp. (1)            1,500        63,375
                                                    ------------
                                                        471,838       4.55%
                                                    ------------

  Industrial Products (1.2%)
     Applied Materials, Inc. (1)            1,200       124,800
                                                    ------------
                                                        124,800       1.20%
                                                    ------------

  Insurance (2.3%)
     AFLAC, Inc.                            1,100        44,963
     American Bankers Ins Group, Inc.         700        24,325
     Chubb Corp.                            1,000        91,250
     USF&G Corp.                            4,200        76,179
                                                    ------------
                                                        236,717       2.28%
                                                    ------------

  Leisure (0.5%)
     Carnival Corp., Class A                2,100        45,675
     Challenger International Ltd.          1,000         5,438
                                                    ------------
                                                         51,113       0.49%
                                                    ------------
  Machinery  (1.5%)
     Consorcio G Grupo Dina, S.A.           8,200        27,675
     Deere & Co.                              800        68,400
     Giddings & Lewis, Inc.                 3,700        60,588
                                                    ------------
                                                        156,663       1.51%
                                                    ------------

  Machine Tools (0.7%)
     FSI Intl, Inc. (1)                     2,000        70,500
                                                    ------------
                                                         70,500       0.68%
                                                    ------------





                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                   Shares         Value
-----------------------------------------------------------------------------


  Manufacturing (0.4%)
     Wabash National Corp.                  1,000       $36,500
                                                    ------------
                                                         36,500       0.35%
                                                    ------------
  Medical Devices & Supplies (5.6%)          1,900        45,125
     ALZA Corp. (1)                          1,200        64,200
     Cardinal Health, Inc.                   4,000        44,625
     Diametrics Med, Inc.                    1,250        34,063
     Heart Technology, Inc. (1)              3,000        36,375
     Inhale Therapeutic Sys                  2,500        25,313
     North American Vaccine, Inc. (1)        3,000        79,875
     Research Inds Corp. (1)                   500         7,500
     Resmed, Inc. (1)                        3,000        53,250
     Respironics, Inc. (1)                   1,000        24,750
     Sofamor/Danek Group, Inc. (1)           2,000        58,750
     Steris Corp. (1)                        5,100       103,275
     Ventritex, Inc. (1)                             ------------
                                                         577,100
                                                     ------------     5.57%

  Oil & Gas (0.4%)                           2,500        40,625
     Belden & Blake Corp. (1)                        ------------
                                                          40,625
                                                     ------------     0.39%


  Pharmaceutical (1.3%)                      6,500        56,469
     Columbia Labs, Inc.                     1,500        74,813
     Merck & Co., Inc.                               ------------
                                                         131,281
                                                     ------------     1.27%


  Real Estate (0.8%)                         2,000        40,250
     General Growth Properties, Inc.         1,200        37,800
     Post Properties, Inc.                           ------------
                                                          78,050
                                                     ------------     0.75%


  Recycling (0.5%)                           2,500        50,625
     Imco Recycling, Inc.                            ------------
                                                          50,625
                                                     ------------      0.49%


  Restaurants (1.6%)                         2,800        36,750
     Buffets, Inc. (1)                       1,800        51,525
     Cheesecake Factory, Inc. (1)            3,000        79,875
     Daka Intl, Inc. (1)                             ------------
                                                         168,150
                                                     ------------      1.62%


  Retail  (7.5%)                             1,600        43,000
     Autozone, Inc. (1)                      2,000        78,250
     Barnes & Noble, Inc. (1)                3,200        26,800
     Bombay, Inc. (1)                        1,900        51,300
     Federated Department Stores, Inc. (1)   1,900        61,038
     Gap, Inc.                               2,000        59,500
     Gymboree Corp. (1)                      1,500        15,750
     Lechters, Inc. (1)                      4,200        95,775
     Liz Claiborne, Inc.                     2,100        65,888
     Mens Wearhouse, Inc. (1)                2,500       118,125
     Movie Gallery, Inc. (1)




                           ACACIA CAPITAL CORPORATION
           CALVERT RESPONSIBLY INVESTED CAPITAL ACCUMULATION PORTFOLIO
                  CALVERT RESPONSIBLY INVESTED EQUITY PORTFOLIO
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                           AUGUST 31, 1995 (UNAUDITED)


EQUITY SECURITIES (CON'T)                    Shares         Value
-------------------------------------------------------------------------------


  Retail Continued
     Revco D.S., Inc. (1)                    2,100       $41,475
     Sunglass Hut International, Inc. (1)    1,000        42,500
     Toys R' Us, Inc. (1)                    2,000        52,000
     Whole Foods Mkt, Inc. (1)               2,500        30,469
                                                     ------------
                                                         781,869       7.54%
                                                     ------------
  Specialized Services  (3.0%)
     Ambassadors International, Inc.         5,000        57,500
     Devry, Inc.                             2,000        44,250
     Equifax, Inc.                           1,175        45,678
     Gartner Group, Inc., Class A (1)        1,000        28,375
     Lo Jack Corp.                           4,000        52,000
     VSI Enterprises, Inc.                  14,900        58,669
     Webb Del Corp.                          1,200        22,350
                                                     ------------
                                                         308,822       2.98%
                                                     ------------

  Telecommunications (2.7%)
     Compania de Telefonos de Chile, S.A.    1,200        87,600
     Mobile Telecommunication Technologies
       Corp. (1)                             2,000        61,500
     Telefonica de Argentina, S.A., Class B  2,800        69,300
     Telefonos de Mexico, S.A.               2,000        65,500
                                                     ------------
                                                         283,900       2.74%
                                                     ------------

  Textiles (2.1%)
     Quiksilver, Inc. (1)                    2,000        59,500
     St. John Knits, Inc.                    1,700        75,225
     Lydall, Inc.                            2,000        47,750
     Marisa Christina, Inc.                  2,000        34,000
                                                     ------------
                                                         216,475       2.09%
                                                     ------------





        Total Equity Securities (Cost $8,244,770)      9,838,939     94.906%
                                                    ------------


         TOTAL INVESTMENTS (94.9%) (3)
            (Cost $8,244,770) (2)                      9,838,839     94.906%
                                                    ============



Notes to Portfolio of Investments:

(1) These equity securities have not declared dividends in the past twelve months.

(2) Cost of investments is substantially the same for federal income tax purposes.

(3) The percentages shown represent the percentage of the investments to net assets.

                                                                 Ex-99.17



                           Acacia Capital Corporation


                            PART C. OTHER INFORMATION


Item 15. Indemnification

     Registrant's Bylaws, Exhibit 2 to this Registration Statement, provide that officers and directors will be indemnified by the Fund against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to a person who has been adjudged liable of willful misfeasance, bad faith, gross negligence, or reckless disregard of duties. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither "interested persons" of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.

     Registrant's Articles of Incorporation also provide that Registrant may purchase and maintain liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers (Partners) Liability Insurance Policy with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061, providing Registrant with $5 million in directors and officers liability coverage, plus $3 million in excess directors and officers liability coverage for the independent trustees/directors only. Registrant also maintains a $9 million Investment Company Blanket Bond issued by ICI Mutual Insurance Company, P.
O. Box 730, Burlington, Vermont 05402, and an additional $5 million in excess of $9 million blanket bond with Chubb Group of Insurance Companies, 15 Mountain View Road, Warren, New Jersey 07061.


     Insofar as indeminification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 16. Exhibits

         (1) Restated Articles of Incorporation of Acacia Capital Corporation incorporated by reference to initial N-14 filing dated November 9, 1995, and form of Amendment to the Restated Articles --
                    Exhibit B to the N-14 prospectus (herewith)

         (2) By-laws of Acacia Capital Corporation, incorporated by reference to Registrant's Form N-1A Pre-Effective Amendment No. 1, dated 8/10/83.

         (4) Plan of Reclassification (herewith) -- Exhibit A to the N-14 prospectus

         (6) Investment Advisory Agreement and Sub-Investment Advisory Agreements, incorporated by reference to Registrant's Form N-1A Pre-Effective Amendment No. 30, dated April 25, 1995

         (7) Underwriting Agreement, incorporated by reference to Registrant's Form N-1A Pre-Effective Amendment No. 30, dated April 25, 1995

         (8) Director's Deferred Compensation Agreement incorporated by reference to initial N-14 filing dated November 9, 1995

         (9) Custody Agreement, incorporated by reference to Registrant's Form N-1A Pre-Effective Amendment No. 1, dated 8/10/83

         (11) Opinion and Consent of Counsel incorporated by reference to initial N-14 filing dated November 9, 1995

         (12) Tax Opinion incorporated by reference to initial N-14 filing dated November 9, 1995

         (14)       Consent of Independent Auditors to Use of Report (herewith)

         (16) Powers of Attorney incorporated by reference to initial N-14 filing dated November 9, 1995

         (17a) Prospectus of Acquiring and Acquired Portfolios incorporated by reference to initial N-14 filing dated November 9, 1995

         (17b) Declaration Pursuant to Rule 24f-2 incorporated by reference to initial N-14 filing dated November 9, 1995


Exhibits 3, 5, 10, 13 and 15 are omitted because they are inapplicable.

Item 17. Undertakings



         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.



                                     SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the Registrant by the undersigned, thereto duly authorized in the City of Bethesda, and the State of Maryland on the 8th day of November, 1995.


                                          ACACIA CAPITAL CORPORATION




                                        By:
                                            Clifton S. Sorrell, Jr.
                                            Chairman of the Board
                                              and President


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.


Signature                          Title                   Date


________                        Chairman and
                                President                12/21/95
Clifton S.
Sorrell, Jr.                   (Principal
                               Executive Officer)



                               Principal Accounting
_________                      Officer                   12/21/95
Ronald M. Wolfsheimer




_________         **           Director                  12/21/95
Charles E. Diehl


_________         **           Director                  12/21/95
Arthur James Pugh



_________         **           Director                  12/21/95
South Trimble, III



_________         **           Director                  12/21/95
Frank H. Blatz, Jr.

**Signed by Susan Walker Bender pursuant to power of attorney, attached hereto.